                           FIRST AMENDED AND RESTATED

                              DEVELOPMENT AGREEMENT

                                   BETWEEN THE

                       POKAGON BAND OF POTAWATOMI INDIANS

                                       AND

                       GREAT LAKES GAMING OF MICHIGAN, LLC
                      (f/k/a GREAT LAKES OF MICHIGAN, LLC)












                          DATED AS OF OCTOBER 16, 2000

                                TABLE OF CONTENTS




RECITALS .........................................................................................................1

ARTICLE 1 - DEFINITIONS AND OBJECTIVES............................................................................2
    Definitions...................................................................................................2
    Independent Agreement........................................................................................13

ARTICLE 2 - ACQUISITION OF GAMING SITE AND NON-GAMING
    LANDS........................................................................................................14
    Selection of Gaming Site.....................................................................................14
             Option..............................................................................................14
             Purchase Agreement..................................................................................14
    Closing on Gaming Site; Funding..............................................................................15
    Funding where Gaming Site Acquired by Band Designee..........................................................15
    Confidentiality..............................................................................................15
    Assignment of Other Options..................................................................................15
    Selection of Non-Gaming Lands................................................................................16
    Closing on Non-Gaming Lands; Funding.........................................................................16
    Funding where Non-Gaming Land Acquired by Band Designee......................................................16
    Mortgages Prior to Transfer into Trust.......................................................................17

ARTICLE 3 - FEASIBILITY STUDY....................................................................................17
    Initial Phase................................................................................................17
    Final Scope of Work..........................................................................................17
    Modification of Final Scope of Work..........................................................................18
    Bank Loans and Equipment Loans...............................................................................18

ARTICLE 4 - DESIGN PHASE.........................................................................................18
    Employment of Architect......................................................................................18
    Design and Construction Budgets..............................................................................19
    Gaming Regulatory Authority Expenses.........................................................................19
    Concept Design and Engineering...............................................................................19
    Preliminary Program Evaluation...............................................................................20
    Design Development...........................................................................................20
    Plans and Specifications.....................................................................................20
    Compliance with Construction Standards, Environmental Laws and Regulations..............................................................................................21
    Advance of Funds for Design Work.............................................................................21


ARTICLE 5 - CONSTRUCTION PHASE...................................................................................21

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



    Selection of Contractor or Construction Lakes................................................................21
    Vendor Preferences...........................................................................................22
    Proposal Review..............................................................................................22
    Contracts....................................................................................................22
    Construction Document Provisions.............................................................................22
    Construction Administration..................................................................................23
    Construction Commencement and Completion.....................................................................23
    Determination of Approved Construction Costs; Cost Overruns..................................................24

ARTICLE 6 - FURNISHINGS AND EQUIPMENT............................................................................24
    Selection of Furnishings and Equipment.......................................................................24

ARTICLE 7 - TERM.................................................................................................24
    Term.........................................................................................................24

ARTICLE 8 - PAYMENTS AND COMMITMENTS BY LAKES
    BEFORE APPROVAL OF MANAGEMENT AGREEMENT......................................................................25
    Fees Payable By Lakes to the Band............................................................................25
             Initial Fee.........................................................................................25
             Signing Fee.........................................................................................25
             Monthly Payments....................................................................................25
    Deposit into Account.........................................................................................26
    Transition Loan..............................................................................................26
    Advances on Lakes Development Loan...........................................................................27
             Gaming Site Acquisition Funds.......................................................................27
             Site Planning and Design Development................................................................27
             Advances to the Band for Gaming Ordinance...........................................................27
    Non-Gaming Land Acquisition Line of Credit...................................................................27

ARTICLE 9 - PAYMENTS AND COMMITMENTS BY LAKES
    AFTER APPROVAL OF MANAGEMENT AGREEMENT.......................................................................28
    Scholarship Program Fee......................................................................................28
    Development and Equipment Loans..............................................................................28
             Lakes Development Loan..............................................................................29
             Bank Development Loan...............................................................................33
             Equipment Loan......................................................................................35
             Terms Applicable to all Loans.......................................................................38

ARTICLE 10 - EXCLUSIVITY; NON-COMPETITION........................................................................39
    Exclusivity Regarding Facility...............................................................................39
    Exclusivity in Michigan......................................................................................39
    Indiana Casino...............................................................................................41

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



    Non-Competition..............................................................................................41
    Assignment; Change of Control................................................................................42
    Restrictions on Collateral Development.......................................................................44

ARTICLE 11 - REPRESENTATIONS, WARRANTIES, AND COVENANTS..........................................................44
    Representations and Warranties of the Band...................................................................44
    Band Covenants...............................................................................................44
    Representations and Warranties of Lakes......................................................................46
    Lakes Covenants..............................................................................................46

ARTICLE 12 - EVENTS OF DEFAULT...................................................................................47
    Events of Default by the Band................................................................................47
    Events of Default by Lakes...................................................................................48
    Material Breach; Right to Cure...............................................................................49

ARTICLE 13 - TERMINATION.........................................................................................49
    Voluntary Termination........................................................................................49
    Termination if No NIGC Approval..............................................................................50
    Lakes Right to Terminate on Band Event of Default............................................................50
    Band Right to Terminate on Lakes Event of Default............................................................50
    Band Right to Terminate for Material Adverse Change..........................................................50
    Termination on Buyout........................................................................................51
    Involuntary Termination Due to Changes in Legal Requirements.................................................51
    Repair or Replacement........................................................................................52
    Setoff; Recoupment...........................................................................................53

ARTICLE 14 - DISPUTE RESOLUTION; LIQUIDATED DAMAGES..............................................................53
    Band's Waiver of Sovereign Immunity and Consent to Suit......................................................53
    Arbitration..................................................................................................53
             Choice of Law.......................................................................................54
             Place of Hearing....................................................................................54
             Confidentiality.....................................................................................54
    Limitation of Actions........................................................................................54
             Damages.............................................................................................54
             Consents and Approvals..............................................................................54
             Injunctive Relief and Specific Performance..........................................................55
             Action to Compel Arbitration........................................................................55
    Damages on Termination for Failure to Obtain NIGC Approval...................................................55
    Liquidated Damages and Limitations on Remedies...............................................................55
             Liquidated Damages Payable by Lakes.................................................................55
             Liquidated Damages Payable by the Band..............................................................56
    Lakes Continuing Obligations.................................................................................56
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


    Termination of Exclusivity...................................................................................57
    Remedies ....................................................................................................57
    Fees not Damages.............................................................................................57

ARTICLE 15 - GENERAL.............................................................................................57
    Nature of Agreement..........................................................................................57
    Lakes's Interest.............................................................................................57
    Situs of the Agreement.......................................................................................57
    Notice.......................................................................................................57
    Relationship.................................................................................................59
    Further Actions..............................................................................................59
    Waivers......................................................................................................59
    Captions.....................................................................................................59
    Third Party Beneficiary......................................................................................59
    Survival of Covenants........................................................................................60
    Estoppel Certificate.........................................................................................60
    Periods of Time; Time of the ................................................................................60
    Confidential and Proprietary Information.....................................................................60
    Government Savings Clause....................................................................................60
    Successors and Assigns.......................................................................................61
    Severability.................................................................................................61
    Entire Agreement.............................................................................................61
    Consents ....................................................................................................61
    Ratification.................................................................................................62
    Execution Page...............................................................................................63




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                        EXHIBIT LIST


EXHIBIT A        Control Agreement

EXHIBIT A-1      Dominion Agreement

EXHIBIT B        First Amended and Restated Non-Gaming Lakes Note

EXHIBIT B-1      Description of Gaming Site

EXHIBIT C-1      First Amended and Restated Non-Gaming Land Acquisition Line of
                 Credit Agreement

EXHIBIT D        Amended and Restated Non-Gaming Transition Loan Note

EXHIBIT E        Band Litigation

EXHIBIT F        Conditional Release and Termination Agreement between Lakes and
                 CRC dated May 20, 1999, as amended by Amendment dated on or about July 7, 1999

EXHIBIT G        General Release from CRC to the Band and its members

                FIRST AMENDED AND RESTATED DEVELOPMENT AGREEMENT

         This First Amended and Restated Development Agreement is made as of the 16th day of October, 2000 by and between the POKAGON BAND OF POTAWATOMI INDIANS (the "Band"), and GREAT LAKES GAMING OF MICHIGAN, LLC, a Minnesota limited liability company (f/k/a Great Lakes of Michigan, LLC) ("Great Lakes").

                                    RECITALS

         A. The Band, pursuant to 25 U.S.C. ss.ss. 1300j et seq. (the "Restoration Act"), is a federally recognized Indian tribe recognized as eligible by the Secretary of the Interior for the special programs and services provided by the United States to Indians because of their status as Indians and is recognized as possessing powers of self-government.

         B. As authorized by the Restoration Act, the Band intends to acquire the Gaming Site in the State of Michigan, to be held by the federal government in trust for the Band, on which the Band intends to construct and operate a permanent Class III gaming facility (the "Facility"); and the Band will possess sovereign governmental powers over the Gaming Site pursuant to the Band's recognized powers of self government, and the Band desires to use the Gaming Site to improve the economic conditions of its members.

         C. The Band and Lakes Gaming, Inc. ("Lakes") entered into a Development Agreement dated as of July 8, 1999 (the "Development Agreement") which contains provisions relating to the development of the Facility.

         D. The Band has ratified the Development Agreement and the Development Agreement is now in full force and effect.

         E. Lakes has assigned its rights and obligations under the Development Agreement to Great Lakes pursuant to an Assignment and Assumption Agreement of near or even date, subject to certain terms and conditions.

         F. At the request of the Band, Lakes has agreed to loan the Band an additional $8 million for immediate use by the Band in acquiring both gaming and non-gaming land. The Band and Lakes have agreed to construct the Facility in a phased approach. Lakes has also agreed, due to uncertainty in the capital markets over the availability of financing for Facility, to provide a greater proportion of the initial phase of project financing from its own funds, and affirmed its commitment to finance all phases of the project entirely from its own funds if financing at an interest rate of 13% or less is not available from the capital markets. The Band has in turn agreed to extend the term of the Management Agreement and to enter into a Dominion Agreement granting Lakes a security interest in the Dominion Account as defined in the Management Agreement.

         G. The cost of developing, constructing and equipping the Initial Phase of the Project is understood as totaling approximately $97 million, which will be financed as follows: the Lakes Development Loan in the amount of $46 million; the Bank Loan in the amount of $28 million (subject to increase to not more than $36 million, plus accrued interest thereon, to refinance funds advanced by Lakes from the Land Acquisition Reserve for Gaming Site Acquisition and Non-Gaming Land Acquisition); and the Equipment Loan in the amount of $22.75 million.

         H. This First Amended and Restated Development Agreement incorporates certain amendments to the Development Agreement agreed to by the parties pursuant to a First Amendment to Development Agreement dated as of October 16, 2000.

         NOW, THEREFORE, in consideration of the mutual covenants, conditions and promises herein contained, the receipt and sufficiency of which are expressly acknowledged, the Band and Great Lakes hereby agree as follows:


                                    ARTICLE 1
                           DEFINITIONS AND OBJECTIVES

         Section 1.1 Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Management Agreement. In addition to other terms which are defined elsewhere in this Agreement, the following terms, for purposes of this Agreement, shall have the meanings set forth in this Section.

         "Account" means the account at Firstar established pursuant to ss. 8.2 that is subject to the Control Agreement.

         "Accrued Expenses" shall mean the accrued unpaid development costs and expenses relating to the Gaming Site and the Enterprise.

         "Agreement" shall mean this Development Agreement.

         "Agreements" shall mean this Agreement and the Management Agreement.

         "Approved Construction Costs" shall mean the Architect's estimate of Construction Costs approved by the Band and Lakes pursuant to ss. 5.8.

         "Approved Development Budget" has the meaning set out in ss. 4.2.

         "Architect" shall have the meaning described in ss. 4.1.
         "Band Designee" shall mean Pokagon Properties, LLC, a Delaware limited liability company, Northern Indiana Holdings, LLC, an Indiana limited liability company, or such other entities as may be designated by the Band in writing.

         "Band Designee Guarantee" shall mean the guarantee by the Band Designee to Lakes of amounts advanced by Lakes or Great Lakes under the Lakes Note and the Non- Gaming Land Acquisition Line of Credit, which shall be substantially in the form of the guaranty executed by Pokagon Properties, LLC in favor of Lakes dated March 9, 2000.

         "Band Designee Mortgage" means the mortgage granted by the Band Designee to Lakes securing the Lakes Note Guarantee, which shall be substantially in the form of the mortgage granted by Pokagon Properties, LLC to Lakes dated March 9, 2000.

         "Band Event of Default" has the meaning described in ss. 12.1.

         "Band Interest Rate" shall mean the lesser of (i) Wall Street Journal prime rate as of the Bank Closing plus 1%, or (ii) 10%.

         "Band Mortgage" means the mortgage granted by the Band to Lakes securing the Lakes Note and the Non-Gaming Land Acquisition Line of Credit, which shall be substantially in the form of the mortgage granted by Pokagon Properties, LLC to Lakes dated March 9, 2000, with appropriate changes reasonably acceptable to Lakes and the Band reflecting the change to the Band as mortgagor and to Great Lakes as mortgagee.

         "Bank Closing" means the closing on the Bank Loan Agreement.

         "Bank Lender" shall mean the financial institution or bond trustee described as the lender or bond trustee in the Bank Loan Agreement.

         "Bank Loan" shall mean the loan evidenced by the Bank Note.

         "Bank Loan Agreement" shall mean (a) the capital lease, loan agreement and/or bond indenture to be entered into between the Band and the Bank Lender for the Initial Phase in a principal amount, not to exceed $36,000,000 plus accrued interest with respect to advances on the Second Tranche - Lakes Note and the Second Tranche - Non-Gaming, which will (i), when added to the Lakes Development Loan, finance all Development Expenditures for the Initial Phase (other than acquisition of Furnishings and Equipment) and (ii) refinance all amounts advanced by Lakes from the Land Acquisition Reserve; and (b) the subsequent or amended capital lease, loan agreement and/or bond indenture in an amount which will finance all Development Expenditures associated with the expansion of the Facility to the Final Scope of Work (other than acquisition of Furnishings and Equipment); provided that the aggregate principal amount of such capital lease, loan and/or indenture, when added to the Equipment Loan for that expansion, shall not exceed $100,000,000.

         "Bank Note" shall mean the promissory note or bond to be executed by the Band pursuant to the Bank Loan Agreement.

         "BIA" shall mean the Bureau of Indian Affairs under the Department of the Interior of the United States of America.

         "Business Board" shall mean the decision making body created pursuant to ss. 3.4 of the Management Agreement.

         "Change of Control" shall have the meaning set out in ss. 10.5(c).

         "Class II Gaming" shall mean Class II Gaming as defined in the IGRA.

         "Class III Gaming" shall mean Class III Gaming as defined in the IGRA.

         "Commencement Date" shall mean the first date that Gaming is conducted pursuant to the terms of the Management Agreement in a Facility, including Gaming conducted on completion of the Initial Phase of the Facility.

         "Compact" shall mean the Compact between the Band and the State dated December 3, 1998 and approved in 64 Fed.Reg. No. 32, Thursday, February 18, 1999, at 8111, as the same may, from time to time, be amended; or such other compact or consent decree that may be substituted therefor.

         "Completion Date" shall mean the date upon which Great Lakes receives, as to the Initial Phase or the Final Scope of Work:

                  (i) an architect's certificate from the Architect chosen pursuant to this Agreement as having responsibility for the design and supervision of construction, equipping and furnishing of the Facility certifying that the Initial Phase or the Final Scope of Work, as the case may be, has been fully constructed substantially in accordance with the Plans and Specifications;

                  (ii) certification from the division, department or designee of Great Lakes having responsibility to assure compliance with any operational standards stating that the Initial Phase or the Final Scope of Work, as the case may be, as completed, is in substantial compliance with any such standards;

                  (iii) a permanent or temporary certificate of occupancy, if required, from the regulatory entity within the Band Government with authority to grant such a certificate, permitting the use and operation of the Initial Phase or the Final Scope of Work, as the case may be, in accordance with this Agreement; and

                  (iv) certificates of such professional designers, inspectors or consultants or opinions of counsel, as Great Lakes may reasonably determine to be appropriate, verifying construction and furnishing of the Initial Phase or the Final Scope of Work, as the case may be, in compliance with all Legal Requirements.

         "Constitution" shall mean the document or documents which govern the actions of the Band and, upon enactment, the Constitution of the Pokagon Band of Potawatomi Indians as ultimately approved by the Band and approved by the Secretary of the Interior.

         "Construction Costs" means the costs of acquiring the Gaming Site and designing, developing, constructing, furnishing and equipping the Facility, including all related planning and professional fees, Furnishings and Equipment, and a contingency not to exceed 8% of such costs (excluding Furnishings and Equipment).

         "Construction Documents" shall have the meaning described in Section
5.4.

         "Control Agreement" shall mean the Account Control Agreement among Firstar, Lakes and the Band of near or even date perfecting the Band's lien and security interest in the Account, a true copy of which is attached as Exhibit A.

         "Corporate Commission" shall mean a body corporate and politic established, at the Band's discretion, by the Pokagon Council to own the Enterprise and such other businesses and assets as the Band may deem appropriate.

         "CRC" means Casino Resource Corporation, a Minnesota corporation and its Insiders.

         "Design Agreement" shall have the meaning described in Section 4.1

         "Design Packages" shall have the meaning described in Section 4.1.


         "Development Expenditures" shall mean all Approved Construction Costs; all other costs of equipping and opening the Facility, including but not limited to all related planning and professional fees, costs of infrastructure, equipment, furniture and fixtures (including gaming equipment), and pre-opening costs, fees and expenses; all legal, lobbying, public relations and other professional costs and expenses related to transferring Gaming Lands and Non-Gaming Lands into trust and to the Compact between the Band and the State of Michigan; and all legal, lobbying and other fees and expenses previously incurred by the Band in obtaining, or litigating with regard to, the Compact with the State of Michigan, not to exceed $20,000, as well as all other such fees and expenses subsequently incurred by the Band that the Band reasonably chooses to include in the Development Budget.

         "Disbursement Accounts" shall mean those accounts described in ss.
4.19.3 of the Management Agreement.

         "Dominion Account" means the collateral account in favor of Lakes established under ss. 4.19.2 of the Management Agreement.

         "Dominion Agreement" means the collateral agreement granting and perfecting Lakes a security interest in the Dominion Account, which shall be in the form attached as Exhibit A-1.

         "Enterprise" shall mean the enterprise of the Band created by the Band to engage in Class II and Class III Gaming at the Facility, and which shall include all gaming at the Facility and any other lawful commercial activity allowed in the Facility, including but not limited to the sale of alcohol, tobacco, gifts and souvenirs; provided, however, the Enterprise shall only include any hotel operated by the Band, ancillary non-Gaming activity within the Facility, or other commercial enterprise conducted by the Band which is not generally related to Class II or Class III Gaming if such hotel, non-Gaming activity or other commercial enterprise (a) is financed by, or through the guaranty of, Manager, (b) is specifically included within the Initial Scope of Work or is not a material expansion of the Initial Scope of Work, or (c) is specified by the Business Board and the Pokagon Council as being included in the Enterprise, in which case depreciation and other expenses relating to such hotel, non-Gaming activity or other commercial enterprise shall be an Operating Expense, all related revenues shall be included in Gross Revenues, and interest on all related financing shall be paid by the Enterprise; and provided further that the Enterprise shall not include a tribal gift/craft business which the Band may elect to operate, rent free, on an area of about 2,400 square feet at the Facility. The design and operation of such gift/craft shop shall be consistent with the theme and quality of the Facility, and the location of such gift/craft shop shall be approved by the Business Board.

         "Enterprise Accounts" shall mean those accounts described in ss. 4.19.1 of the Management Agreement.

         "Equipment Lender" shall mean the financial institution described as the lender in the Equipment Loan Agreement.

         "Equipment Loan Agreement" shall mean (a) the bond indenture, loan agreement and/or equipment lease in a principal amount of up to $22,750,000 to be entered into between the Band and the Equipment Lender to finance acquisition of the Furnishings and Equipment for the Initial Phase, and (b) the subsequent or amended bond indenture, loan agreement and/or equipment lease which will finance the acquisition of the Furnishings and Equipment for expansion of the Facility to the Final Scope of Work; provided that the principal amount of such loan or lease, when added to the Bank Development Loan for that expansion, shall not exceed $100,000,000.

         "Equipment Loan" means the loan or lease under the Equipment Loan Agreement.

         "Equipment Note" shall mean the promissory note or bond to be executed by the Band pursuant to the Equipment Loan Agreement.

         "Facility" shall mean the permanent buildings, structures and improvements located on the Gaming Site and all fixtures, Furnishings and Equipment attached to, forming a part of, or necessary for the operation of the Enterprise.

         "Final Scope of Work" means the final gaming facility and associated amenities that the parties intend to complete, unless otherwise agreed by Great Lakes and the Band, no later than the third anniversary of the Commencement Date, which, together with the Initial Phase, shall include not less than 111,000 sq.ft. of gaming space, 100 gaming tables, 3,000 slot machines, 4,000 surface parking spaces for guests and a 2,000 car garage (unless, as to either the surface parking or the garage, a smaller number is approved by the Business Board), parking spaces for 45 buses and 600 employees, a 200 room hotel and a 2,500 seat bingo and events center, and which shall contain (excluding the hotel and bingo/events center) at least 304,000 sq. ft. of space. The Final Scope of Work will include and be integrated with the Initial Phase.

         "First Tranche - Lakes Note" means all amounts advanced under the Lakes Note other than the Second Tranche - Lakes Note.

         "First Tranche - Non-Gaming" means all amounts advanced under the Non-Gaming Land Acquisition Line of Credit other than the Second Tranche - Non-Gaming.

         "Firstar" shall mean Firstar Bank N.A.

          "Force Majeure" shall mean acts of God, fire, flood, storm, earthquake, war, civil disorder, governmental acts, regulations, orders or restrictions, accidents not caused by a party's negligence, strikes or labor disturbances.

         "Furnishings and Equipment" shall mean all furniture, furnishings and equipment required for the operation of the Enterprise in accordance with the standards set forth in this Agreement, including, without limitation:

                  (i) cashier, money sorting and money counting equipment, surveillance and communication equipment, and security equipment;

                  (ii) slot machines, video games of chance, table games, keno equipment and other gaming equipment;

                  (iii)  office furnishings and equipment;

                  (iv) specialized equipment necessary for the operation of any portion of the Enterprise for accessory purposes, including equipment for kitchens, laundries, dry cleaning, cocktail lounges, restaurants, public rooms, commercial and parking spaces, and recreational facilities; and

                  (v) hotel equipment (to the extent a hotel is included in the Enterprise);

                  (vi) all other furnishings and equipment hereafter located and installed in or about the Facility which are used in the operation of the Enterprise in accordance with the standards set forth in this Agreement.

         "Gaming" shall mean any and all activities defined as Class II and Class III Gaming pursuant to IGRA.

         "Gaming Ordinance" shall have the meaning described in Section
8.4(iii).

         "Gaming Regulatory Authority" or "GRA" shall mean the Band body created pursuant to the Band Gaming Ordinance to regulate the Class II and Class III Gaming of the Band in accordance with the Compact, the IGRA and the Gaming Ordinance.

         "Gaming Site" shall mean the parcels of land in New Buffalo, Michigan described on the attached Exhibit B-1, or such other parcels identified by the Band and approved by Great Lakes, as suitable for development of the Facility and operation of the Enterprise; all of which must meet the requirements of United States of America to be accepted in trust for the Band for Gaming purposes.

         "Gaming Site Acquisition Advances" shall mean funds advanced under the Lakes Development Loan in such amount or amounts as are needed to option or acquire the Gaming Site, provided that the total amount of Gaming Site Acquisition Advances shall not exceed $11,000,000.

         "Gaming Site Option" has the meaning provided in ss. 2.1.1.

         "Gaming Site Purchase Agreement" has the meaning provided in ss. 2.1.2.

         "Great Lakes" means Great Lakes Gaming of Michigan, LLC, a Minnesota limited liability company (f/k/a Great Lakes of Michigan, LLC).

         "Initial Phase" shall mean the first phase of the Facility, which shall (unless otherwise agreed by Great Lakes and the Band) have not less than 63,000 sq.ft. of gaming space, 50 table games, 1,750 slot machines and food and beverage facilities, and which shall contain at least 153,000 sq. ft. of space but shall not include a hotel. The Initial Phase shall be designed and constructed so that it will be an integral part of the Final Scope of Work.

         "Initial Scope of Work" means a facility including not less than 90,000 sq.ft. of gaming space, 75 gaming tables, 3,000 slot machines, 4,000 surface parking spaces for guests (unless a smaller number is approved by the Business Board) and parking spaces for 45 buses and 600 employees; provided that if financing beyond the aggregate amount of the Loans set forth in ss. 9.2 is available to the Band without Lakes' guarantee on terms acceptable to the Band, the Initial Scope of Work may at the Band's option be increased to include a hotel, bingo hall and multi-purpose entertainment facility, or an indoor garage.

         "IGRA" shall mean the Indian Gaming Regulatory Act of 1988, P.L. 100-497, 25 U.S.C. ss. 2701 et seq. as it may from time to time be amended.


         "Insider" has the meaning defined in 11 U.S.C. ss. 101(31), assuming Lakes were the debtor in that definition, and shall include persons or entities that become Insiders after the date of this Agreement, whether as the result of a merger, acquisition. restructuring or otherwise.

         "Lakes" shall mean either Great Lakes or both Great Lakes and Lakes Gaming, Inc., to the extent provided in the Assignment and Assumption Agreement among Great Lakes, Lakes Gaming, Inc. and the Band of near or even date.

         "Lakes Development Loan" shall mean the loan to the Band to be made by Lakes under the Lakes Note in a principal amount of up to $ 46,000,000, comprised of (A) up to $ 11,000,000 for Gaming Site Acquisition Advances and (B) $35,000,000 for Development Expenditures other than acquisition of the Gaming Site.

         "Lakes Event of Default" has the meaning described in ss. 12.2.

         "Lakes's Internal Expenses" shall mean Lakes's corporate overhead, including without limitation salaries or benefits of any of Lakes's officers and employees, whether or not they perform services for the Project or the Enterprise, and any travel or other expenses of Lakes's employees.

         "Lakes Note" shall mean the promissory note to be executed by the Band to evidence the Lakes Development Loan, which shall be in the form attached hereto as Exhibit B.

         "Land Acquisition Reserve" shall mean the sum of $8,000,000, of which $3,000,000 shall be allocated to Gaming Site Acquisition Advances under the Lakes Note and $5,000,000 shall be allocated to fund the acquisition of Non-Gaming Land under the Non-Gaming Acquisition Line of Credit. The Land Acquisition Reserve is to fund a portion of advances under the Non-Gaming Land Acquisition Line of Credit and the Lakes Note, as provided in ss.ss. 2.1, 2.2 and 2.6.

         "Legal Requirements" shall mean any and all present and future judicial, administrative, and tribal rulings or decisions, and any and all present and future federal, state, local and tribal laws, ordinances, rules, regulations, permits, licenses and certificates, in any way applicable to the Band, Lakes, the Gaming Site, the Facility, and the Enterprise, including without limitation, the IGRA, the Compact, and the Band Gaming Ordinance.

         "Limited Recourse" shall mean that all Loans and all liabilities of the Band under or related to the Agreements, the Enterprise or the Gaming Regulatory Authority, and any related awards, judgments or decrees, shall be payable solely out of undistributed or future Net Revenues of the Enterprise and shall be a limited recourse obligation of the Band, with no recourse to tribal assets other than such Net Revenues (except (i), as to the Equipment Loan, a security interest in the Furnishings and Equipment purchased with Equipment Loan proceeds, (ii), if the Commencement Date does not occur, Subsequent Gaming Facility Revenues to the extent provided in this Agreement, (iii) mortgages on the Gaming Site and Non-Gaming Lands prior to their transfer into trust, and (iv) after the Commencement Date occurs, funds on deposit in the Dominion Account to the extent provided in ss. 9.2(x) of the Development Agreement and the Dominion Agreement, or in any other dominion agreement executed by the Band). In no event shall Great Lakes or any lender or other claimant have recourse to (a) the physical property of the Facility (other than Furnishings and Equipment subject to the security interest securing the Equipment Loan), (b) Tribal Distributions, (c) assets of the Band purchased with Tribal Distributions, (d) revenues or assets of any other gaming facility owned or operated by the Band, or (e) any other asset of the Band (other than (i) as to the Transition Loan and the Non-Gaming Acquisition Line of Credit, if the Commencement Date does not occur, Subsequent Gaming Facility Revenues to the extent provided in this Agreement, (ii) as to the Lakes Note and the Non-Gaming Acquisition Line of Credit, mortgages on the Gaming Site and Non-Gaming Lands prior to their transfer into trust, (iii) funds on deposit in the Dominion Account to the extent provided in the Agreements, the Dominion Agreement and any other dominion agreement executed by the Band, and (iv) such Net Revenues of the Enterprise).

         "Loans" shall mean the Lakes Development Loan, the Bank Loan and the Equipment Loan.

         "Management Agreement" shall mean the agreement between the Band and Lakes dated the same date as this Agreement, pursuant to which Lakes shall manage the Enterprise, as amended by First Amendment dated October 16, 2000.

         "Material Adverse Change" shall mean a material adverse change in Lakes's financial condition which materially and substantially impairs Lakes's ability to perform under the Agreements.

         "Material Breach" means a failure of either party to perform any material duty or obligation on its part, if such party fails to (i) cure the specified default within thirty (30) days following receipt of the notice provided under ss. 12.3, or (ii) if the default is not capable of being cured within 30 days, commences such cure within 30 days, proceeds diligently to complete the cure, and completes the cure no later than 90 days after receipt of such notice.

         "Memorandum of Understanding" means the Memorandum of Understanding between the Band and the Secretary of the Interior executed on behalf of the Secretary on January 11, 1999.

         "Monthly Payments" shall have the meaning described in Section 8.1(c). "National Indian Gaming Commission" or "NIGC" means the commission established pursuant to 25 U.S.C. ss. 2704.

         "Net Revenues" shall have the meaning set forth in the Management Agreement, and shall include "Net Revenues (gaming)" and "Net Revenues (other)" as defined in the Management Agreement.

         "NIGC Approval" means (a) a determination by NIGC that Lakes is suitable for licensing and (b) approval by NIGC of the Agreements.

         "NIGC Disapproval" means a determination by NIGC that Lakes is unsuitable for licensing, if within 120 days after notification of the NIGC decision Lakes has not cured the reason for such unsuitability and obtained a statement of suitability from NIGC.

         "Non-Gaming Land" means any parcels of land in Michigan or Indiana (other than the Gaming Site) which are (a) identified in a writing executed by the Band as suitable for reservation homelands for the Band in accordance with the Memorandum of Understanding, and (b) meet the requirements of United States of America to be accepted in trust for the Band for Gaming or non-Gaming purposes; provided that the Gaming Site and the Non-Gaming Land shall not exceed 4,700 acres in the aggregate.

         "Non-Gaming Land Acquisition Line of Credit" shall mean an internal line of credit in favor of the Band established by Great Lakes in the amount of $15,000,000, pursuant to the Non-Gaming Land Acquisition Line of Credit Agreement in the form attached hereto as EXHIBIT C-1, to enable the Band to option or acquire Non-Gaming Lands.

         "New Pokagon Council" means the Pokagon Council elected at a Band election scheduled for on or about July 10, 1999, which shall take office in August, 1999.

         "Operating Expense" has the meaning provided in ss. 2 of the Management Agreement.

         "Plans and Specifications" shall mean the final Plans and Specifications approved for the Facility as described in ss. 4.8.

         "Pokagon Council" shall mean the duly elected governing legislative body of the Band described pursuant to 25 U.S.C. ss. 1300j-4(b) or, at the option of the Band, a designed committee or council created pursuant to resolution or ordinance of the Pokagon Council.

         "Preliminary Development Budget" shall have the meaning described in ss. 4.2.

         "Project" shall have the meaning described in ss. 4.1.

         "Ratification" means passage on or before September 15, 1999 of a resolution by the New Pokagon Council, at a duly called meeting with a quorum present, ratifying and endorsing the execution of this Agreement by the Band.

         "Restoration Act" shall mean 25 U.S.C. ss.ss. 1300j et seq.

         "Restricted Territory" shall mean the States of Ohio, Illinois, Indiana and Michigan.

         "Scholarship Program Fee" shall mean the $1,000,000 non-refundable fee paid by Lakes under ss. 9.1 of this Agreement.

         "Second Tranche - Lakes Note" means Gaming Site Acquisition Advances to the extent they exceed $8,000,000.

         "Second Tranche - Non-Gaming" means amounts advanced under the Non-Gaming Land Acquisition Line of Credit to the extent such advances exceed $10,000,000.

         "Security Agreement" shall mean the pledge and security agreement between Lakes and the Band granting the Band a lien and security interest in the Account.

         "Signing Fee" shall have the meaning described in Section 8.1(b).

         "State" shall refer to the State of Michigan.

         "Subsequent Gaming Facility Revenues" means gaming revenues from a gaming facility (other than the Facility) owned or operated by the Band in Michigan, but only to the following extent: (i) all Class III Gaming Net Revenue and (ii) Class II Gaming Net Revenue, to the extent that such Net Revenue exceeds $1,000,000 per annum.

         "Term" shall mean the term of this Agreement as described in ss. 7.1.

         "Transition Loan" shall have the meaning described in ss. 8.3.

         "Transition Loan Note" shall mean the promissory note to be executed by the

Band evidencing the Transition Loan, which shall be in the form attached hereto as Exhibit D.
         "Tribal Distributions" shall mean Monthly Distribution Payments, Minimum Guaranteed Monthly Payments and any other payments received by the Band pursuant to or in connection with the Management Agreement.

         Section 1.2 Independent Agreement. The objective of the Band and Lakes in entering into and performing this Agreement is to provide a legally enforceable procedure and agreement pursuant to which Lakes will pay certain fees to the Band and make certain loans to the Band, and whereby the Band and Lakes can proceed as far as possible with development of the Facility prior to the approval of the Management Agreement by the NIGC so that the Facility can be opened to the public as soon as possible after the approval of the Management Agreement by the NIGC; and to set forth the rights and obligations of the parties if approval of the Management Agreement by the NIGC does not occur or on the occurrence or non-occurrence of certain other events. This is intended to be a legally enforceable agreement, independent of the Management Agreement, which shall enter into effect when executed and delivered by the parties and be enforceable between the parties regardless of whether or not this Agreement or the Management Agreement is approved by the Chairman of the NIGC.


                                    ARTICLE 2
                 ACQUISITION OF GAMING SITE AND NON-GAMING LANDS

         Section 2.1. Selection of Gaming Site. As soon as reasonably possible after the date of this Agreement, Lakes shall recommend one or more sites to be acquired for the Facility and shall furnish the Pokagon Council with a map and legal description of each site, with its written recommendation for purchase of each site, including advice as to the suitability of each site for the Facility and the availability and terms of options, if any, pertaining to each site. The parties agree that the proposed gaming site in New Buffalo, Michigan is preferable for economic reasons, and that the Initial Scope of Work is premised on that location. The Pokagon Council shall then select the Gaming Site, after consultation with Great Lakes; provided that the purchase price for the Gaming Site and the cost of any related options shall not exceed $11,000,000.

                  Section 2.1.1. Option. If Lakes holds an option on the site (the "Gaming Site Option"), the Lakes shall assign such Option to the Band when requested to do so by the Band in the Band's sole and absolute discretion, such assignment to be without warranty or other recourse. At the Band's option, any Gaming Site Options may be obtained and held in the name of the Band

         Designee.

                  Section 2.1.2. Purchase Agreement. If Lakes does not hold or cannot acquire Gaming Site Options as to the entire Gaming Site, Lakes shall negotiate one or more purchase contracts (each, a "Gaming Site Purchase Agreement") for purchase of any remaining portions of the site by Lakes or its designee or nominee, or, at the Band's option, by the Band or the Band Designee. Upon the Band's approval of the form of Gaming Site Purchase Agreement proposed by Lakes, Lakes or its designee or nominee shall enter into the Gaming Site Purchase Agreement with the seller of the site. Lakes shall assign the Gaming Site Purchase Agreement to the Band or, at the Band's option, the Band Designee, when requested to do so by the Band in the Band's sole and absolute discretion, such assignment to be without warranty or other recourse.


         Section 2.2. Closing on Gaming Site; Funding. The Band or the Band Designee shall thereafter proceed to purchase the Gaming Site and to close that purchase in accordance with the terms, conditions and provisions of the assigned Gaming Site Options or Gaming Site Purchase Agreements, as the case may be, and this Agreement. Such purchase or purchases may occur on or immediately following NIGC Approval, or at such earlier time as may be (a) required to avoid expiration of the Gaming Site Option or to comply with deadlines set in the Gaming Site Purchase Agreement, as they may be extended with the consent of the owner of the proposed Gaming Site, (b) required to secure approval by appropriate officials or agencies of the Management Agreement, or (c) as the parties may otherwise agree. After Ratification Lakes shall advance funds in such amount or amounts as shall be needed to option and/or acquire the Gaming Site, including without limitation all related fees, real estate commissions and transfer taxes, provided that the total amount shall not exceed $11,000,000. All amounts so advanced by Lakes, together with option or acquisition payments made by Lakes prior to assignment of the Gaming Site Options or Gaming Site Purchase Agreements to the Band, shall be Development Expenditures and shall be advanced under the Lakes Note.

         2.2.1 Funding where Gaming Site Property Acquired by Band Designee. If the Band opts to have the Band Designee enter into Gaming Site Options or Gaming Site Purchase Agreements, or acquire any of the Gaming Site, the cost of obtaining such Options and Gaming Site Purchase Agreements, and of closing under such Options and Agreements, including all related fees, commissions and expenses, shall be advanced by Lakes to the Band under the Lakes Note as a Development Expenditure. The Band shall in turn advance or contribute such amounts to or for the benefit of the Band Designee. The Band

         Designee shall execute and deliver the Band Designee Guarantee to Lakes. The Band Designee shall also execute and deliver to Lakes a Band Designee Mortgage (or an amendment of such mortgage, if one is already filed in the county in question) securing that guarantee.

         Section 2.3. Confidentiality. The parties agree on a reasonable efforts basis to keep the intended use of each site for Gaming confidential until the Gaming Site Option or the Gaming Site Purchase Agreement has been executed and delivered by all parties thereto.

         Section 2.4. Assignment of Other Options. Lakes shall at the Band's sole and absolute discretion assign or cause to be assigned to the Band or the Band Designee any or all options (other than the Gaming Site Option) it, or any other nominee, Insider or agent of Lakes may have on, or other interests in, the following properties: (a) all lands acquired by Lakes or any agent or Insider of Lakes relating to the development of the Facility and related amenities, and (b) any other land located within the 20-mile radius described in ss. 10.6 below, unless the Band consents in writing to their retention of specified options or interests for specified purposes. Any such consent given by the Band shall be irrevocable as to the specified property and purposes. Any such assignments shall be without warranty or other recourse. Option payments or acquisition payments made by Lakes or Lakes' other nominees or agents prior to such assignment shall be advances under the Non-Gaming Land Acquisition Line of Credit and repayable in accordance with its terms.

         Section 2.5. Selection of Non-Gaming Lands. As soon as reasonably possible after the date of this Agreement, the Pokagon Council shall select the Non-Gaming Lands. The Band shall have sole discretion over the selection and terms of acquisition of the Non-Gaming Lands.

         Section 2.6. Closing on Non-Gaming Lands; Funding. The Band or the Band Designee shall thereafter proceed to purchase the Non-Gaming Lands. Such purchase shall occur on or immediately following NIGC Approval; as may be required to avoid expiration of options or deadlines set in purchase agreements, as they may be extended with the consent of the owners of the proposed Non-Gaming Lands; or as otherwise agreed by the parties. After Ratification Lakes shall advance funds in such amount or amounts as shall be needed to option and/or acquire the Non-Gaming Lands, including without limitation all related fees and transfer taxes, provided that the total amount Lakes shall be required to advance shall not exceed $15,000,000. All amounts so advanced by Lakes shall be advanced under the Non-Gaming Land Acquisition Line of Credit, which shall be Limited Recourse, shall bear interest at the Band Interest Rate, and shall be repayable (except for the Second Tranche - Non-Gaming) in 60 equal monthly instalments of principal and interest commencing on the 15th day of the month after the month in which the Commencement Date occurs. The Second Tranche - Non-Gaming shall be repaid as provided in ss. 9.2.1(iii) below.

         2.6.1 Funding where Non-Gaming Land Acquired by Band Designee. If the Band opts to have the Band Designee enter into options or purchase agreements for Non- Gaming Lands, or acquire any of the Non-Gaming Lands, the cost of obtaining such options and agreements, and of closing under such options and agreements, including all related fees, commissions and expenses, shall be advanced by Lakes to the Band under the Non-Gaming Land Acquisition Line of Credit, through a designee other than Great Lakes, which designee shall be the nominee of and agent for Lakes. The Band shall in turn advance or contribute such amounts to or for the benefit of the Band Designee. The Band Designee shall execute and deliver to Lakes the Band Designee Guarantee. The Band Designee shall also execute and deliver to Lakes' nominee a Band Designee Mortgage securing that guarantee, or an amendment to such mortgage, upon each closing on the Band Designee's acquisition of any such real property. Lakes's Designee shall act solely as agent and nominee for Lakes in advancing funds under the Non-Gaming Land Acquisition Line of Credit and holding the Band Designee Mortgage, and shall not have any independent capacity; shall be subject to all claims and defenses of the Band and the Band Designee against Lakes, to the same extent as if the property in question had been acquired by the Band and mortgaged by the Band to Lakes; and shall be subject to the arbitration, limited waiver of immunity, Limited Recourse and other provisions of Article 14 of the Development Agreement. Lakes' designee shall only be entitled to enforce the Band Designee Mortgage against the Band Designee to the extent that, and in the same manner as, Lakes would be entitled to enforce a Band Mortgage against the Band. Any Lakes' designee shall execute and deliver to the Band an agency agreement reasonably acceptable to the Band and Lakes.

         Section 2.7. Mortgages Prior to Transfer into Trust. Prior to transfer of the Gaming Site or Non-Gaming Lands into trust, amounts advanced by Lakes under the Lakes Note and under the Non-Gaming Land Acquisition Line of Credit shall be secured by a Band Mortgage or Band Designee Mortgage on all such properties. Lakes and Great Lakes shall release such mortgages upon transfer of the respective lands subject to such mortgages into trust, or as otherwise provided in this Agreement.


                                    ARTICLE 3
                               CONSTRUCTION PHASES

         Section 3.1.  Initial Phase   The Facility shall be constructed in two
phases, the Initial Phase and the Final Scope of Work. Lakes and the Band agree to proceed with the Design Phase and the Construction Phase of the Initial Phase in accordance with Articles 4 and 5, and to equip the Initial Phase of the Facility in accordance with Article 6. The intent of the parties is to take all steps necessary in accordance with Articles 4 and 5 to permit the Band to commence construction of the Initial Phase immediately upon the taking into trust of the Gaming Site and receipt of NIGC Approval, and to complete construction of the Initial Phase, equip the Initial Phase of the Facility and commence Gaming as soon as reasonably practicable thereafter.

         Section 3.2. Final Scope of Work. No later than eighteen months after the Commencement Date, Lakes shall submit to the Band a proposed Preliminary Development Budget, plans and specifications for the Final Scope of Work. Upon approval of such budget, plans and specifications, Lakes and the Band shall proceed in accordance with Articles 4, 5 and 6 to design, construct and equip the Facility in accordance with the Final Scope of Work in a timely manner so as to permit opening of the Facility expansion no later than three years after the Commencement Date.

         Section 3.3. Modification of Final Scope of Work. Notwithstanding any provision of this Article, the Final Scope of Work may be reduced as follows:
The Band and Lakes may at any time notify the other party that it believes that unanticipated material adverse changes in local gaming market conditions (not including changed economic conditions, whether locally or in the economy generally) make construction of the Facility to the Final Scope of Work not economically feasible. In that event both parties shall negotiate in good faith to determine what adjustments, if any, in the Final Scope of Work are appropriate in light of the changed local gaming market conditions; provided that such adjustments shall not result in a Facility smaller than the Initial Phase. The Band and Great Lakes shall mutually agree upon the final budget, plans and specifications for the Final Scope of Work.

         Section 3.4. Bank Loans and Equipment Loans. Any references in Articles 4, 5 and 6 to the Bank Loan, the Equipment Loan or the Bank Closing shall refer to such loans or closings as they pertain to the financing of the Initial Phase or the expansion to the Final Scope of Work, as appropriate.


                                    ARTICLE 4
                                  DESIGN PHASE

         Section 4.1. Employment of Architect. Lakes shall recommend to the Band a minimum of three duly licensed architects, who shall be familiar with the design of gaming facilities, for interview by the Pokagon Council, and the Band shall select an architect from the group or, if none of the first group is found acceptable to the Band, groups recommended by Lakes. The Band shall employ such architect (the "Architect") for the purpose of performing certain services in connection with the design and construction of the Facility, including site development. The Band's agreement with the Architect shall be in the form of a contract (the "Design Agreement") approved by Lakes and the Pokagon Council. The scope of the project contemplated by this Agreement (the "Project") shall be stated and established in the Design Agreement and shall be subject to the mutual approval of the parties, but shall incorporate at a minimum the Initial Phase and the Final Scope of Work (subject to the provisions of ss. 3.3). The scope of design shall not include, but the design shall facilitate, the possibility of the Band later designing and constructing phased expansions of the hotel, theme retail space, golf course and other amenities. The Design Agreement shall also provide for and establish appropriate design packages ("Design Packages"), each pertaining to a discrete portion or phase of the Project. The Design Agreement shall allow Lakes the right and responsibility to supervise, direct, control and administer the duties, activities and functions of the Architect and to efficiently carry out its covenants and obligations under this Agreement; but the Design Agreement shall provide that the Architect will consult closely with the Band and the Band's advisers, and that all design elements shall be subject to review and approval by the Band.

         Section 4.2. Design and Construction Budgets. Lakes, with the assistance and input of the Architect and subject to the approval of the Pokagon Council, shall establish a preliminary Development Budget (the "Preliminary Development Budget") for designing, constructing, furnishing and equipping the Facility and related costs and Development Expenditures. The Preliminary Development Budget, as approved by the Pokagon Council and as it may be amended with the approval of the Pokagon Council, is referred to as the "Approved Development Budget." The Approved Development Budget shall reflect the Initial Phase and, as to the expansion to include the Final Scope of Work, the Final Scope of Work (subject to revision as provided in ss. 3.3), as well as any other planned phasing. Lakes may, after notice to and approval by the Pokagon Council, revise the aggregate Approved Development Budget from time to time as necessary or appropriate to reflect any unpredicted changes, variables or events or to include additional and unanticipated Project costs. Lakes may, at is sole discretion after notice to and approval by the Business Board, reallocate part or all of the amount budgeted with respect to any line item to another line item and to make such other modifications to the Approved Development Budget as Lakes deems necessary or appropriate, provided that: (i) the cumulative modifications of the Approved Development Budget for all Design Packages shall not, without Lakes's prior approval and the Pokagon Council's prior approval, exceed the aggregate Approved Development Budget, and (ii) any modifications shall not otherwise conflict with the terms of this Agreement. Approved Development Budget adjustments which otherwise vary from the terms of the Agreement, shall, in addition to requiring Lakes's approval, require the approval of the Pokagon Council. The Band acknowledges that the Approved Development Budget is intended only to be a reasonable estimate of Project costs, subject, however, to the provisions of ss. 5.8 with regard to cost overruns.

         Section 4.3. Gaming Regulatory Authority Expenses. The Approved Development Budget shall include such amounts as the Band determines, after consultation with Lakes, are reasonable and necessary to assure that the GRA is able to fulfill its regulatory role in a manner that does not slow the opening of the Facility; provided that the cost of final preparation and approval of the Gaming Ordinance shall not exceed $20,000.

         Section 4.4   [INTENTIONALLY DELETED].

         Section 4.5. Concept Design and Engineering. Lakes, after consultation with the Business Board and the Architect, shall prepare for the review and approval of the Pokagon Council, a statement of requirements for the Facility, if any, including, but not limited to, planned phasing, if any, a program of preliminary objectives, schedule requirements, design criteria, including assumptions regarding HVAC demands, space requirements and relationships, special equipment and site requirements.

         Section 4.6. Preliminary Program Evaluation. Lakes shall prepare for review by the Business Board and approval of the Pokagon Council, a preliminary evaluation of the proposed Project including, but not limited to, planned phasing, if any, schedule, Development Budget requirements, and alternative approaches to Project design and construction. Based upon the agreed-upon schedule, Development Budget requirements and design, the Architect shall prepare schematic design documents consisting of drawings and other documents illustrating the scale and relationship of the Facility and any other Enterprise components, as well as a preliminary estimate of Enterprise costs based upon the proposed area, size and scope of the Enterprise.

         Section 4.7. Design Development. After review by the Business Board and upon final approval of the schematic design documents by the Pokagon Council and Lakes, the Architect shall prepare design development documents consisting of drawings and other documents to fix and describe the size and character of the Project as to architectural, structural, mechanical and electrical systems, materials and such other elements and/or Design Packages as may be appropriate. Further, the Architect shall advise Lakes with respect to, and update, any Development Budget estimates.

Lakes shall submit to the Pokagon Council, for its review and approval, finalized versions of the design development documents prepared by the Architect and agreed to by Lakes.

         Section 4.8. Plans and Specifications. Based upon the approved design development documents and any further adjustments in the scope and quality of the Project or in the Development Budget, the Architect shall prepare for approval by Lakes and the Business Board construction documents consisting of preliminary drawings and specifications setting forth the general requirements for construction of the Project. The Architect shall proceed with completion of detailed plans and specifications (the "Plans and Specifications") as they relate to construction of portions of the Facility in the order such portions are to be completed or in the order required for sequential completion, and shall proceed with completion of all Plans and Specifications as soon as reasonably possible given construction scheduling and the intended progress of Project work. The Architect shall advise the Business Board of any adjustments to previous Development Budget estimates. The Plans and Specifications shall be designed to accommodate the addition of further amenities, including without limitation a hotel, parking garage and bingo/multi-purpose entertainment hall. As portions of the detailed Plans and Specifications are completed for segments of the Project, the Architect shall be required to submit duplicate copies of those portions of the Plans and Specifications to Lakes and to the Business Board (for approval prior to release of such documents to prospective bidders for bidding and prior to commencement of construction of such portions) and to the Pokagon Council (for information).

         Section 4.9. Compliance with Construction Standards, Environmental Laws and Regulations. The Facility shall be designed and constructed so as to adequately protect the environment and the public health and safety. The design, construction and maintenance of the Facility shall, except to the extent a particular requirement or requirements may be waived in writing by the Pokagon Council, meet or exceed all reasonable minimum standards pertaining to the Band and national, State and local building codes, fire codes and safety and traffic requirements (but excluding planning, zoning and Gaming Site use laws, ordinances, regulations and requirements), which would be imposed on the Enterprise by existing State or Federal statutes or regulations which would be applicable if the Facility were located outside of the jurisdictional boundaries of the Band, even though those requirements may not apply within the Band's jurisdictional boundaries. To the extent that the Band has adopted or may in the future adopt more stringent requirements, those requirements shall govern. Nothing in this subsection shall grant to the State or any political subdivision thereof any jurisdiction (including but not limited to, jurisdiction regarding zoning or Gaming Site use) over the Facility or Enterprise or its development, management and operation.

         Section 4.10. Advance of Funds for Design Work. Notwithstanding any lack of approval of the Management Agreement or this Agreement by the NIGC, Lakes shall advance such funds as are reasonably necessary to proceed prior to Bank Closing with site and facility planning, architectural renderings and plans, including payments to the Architect pursuant to the Design Agreement, engineering and environmental services, working drawings and construction contract bidding documents. All amounts so advanced by Lakes prior to NIGC Approval and Bank Closing shall be a part of the development cost of the Enterprise and shall be advanced under the Lakes Note as part of the Lakes Development Loan.


                                    ARTICLE 5
                               CONSTRUCTION PHASE

         Section 5.1. Selection of Contractor or Construction Lakes. Lakes shall, in consultation with the Architect and the Business Board, initiate a pre-bid selection process in order to pre-qualify prospective general contractors and/or construction management in connection with the construction of the Facility. Lakes shall submit the list of pre-qualified general contractors and/or construction Lakes to the Pokagon Council, together with Lakes's recommendations, for the Pokagon Council's review, comment and approval. Special consideration shall be given in the selection of contractors and/or construction managers to companies with a proven history of effective employment of Native American and local subcontractors.

         Section 5.2. Vendor Preferences. In entering contracts for the supply of goods and services for the Enterprise, including the selection of contractors and/or construction managers, subcontractors and suppliers, Lakes shall give preference to qualified members of the Band, their spouses and children, and qualified business entities as to which the Band certifies that a member is the real party in interest, provided their bids are reasonably competitive. "Qualified" shall mean a member of the Band, a member's spouse or children, or a business entity certified by the Band to be controlled by members of the Band, who or which is able to provide services at reasonably competitive prices, has demonstrated skills and abilities to perform the tasks to be undertaken in an acceptable manner, in Lakes's opinion, and can meet the reasonable bonding requirements of Lakes. Lakes shall provide written notice to the Band in advance of all such contracting, subcontracting and construction opportunities. The Band reserves the right to require use of union labor on some or all contracts, subject to review with the Lakes of any related budgetary impact.

         Section 5.3. Proposal Review. Subsequent to the pre-qualification of prospective contractors and/or construction managers, Lakes shall conduct a review of responsive proposals for the construction of the Project, and Lakes shall recommend to the Band a well-qualified construction manager, contractor and/or contractors. The recommended contractor, contractors and/or construction manager shall be subject to the approval of the Pokagon Council, shall be properly licensed in the State of Michigan, and shall be capable of furnishing a payment and performance bond satisfactory to the Business Board to cover the construction for which the contractor, contractors and/or construction manager may be retained.

         Section 5.4. Contracts. The Band shall enter into a construction management agreement and/or construction contract or contracts (the "Construction Documents") with the parties selected and approved in the form negotiated by Lakes and approved by the Business Board for each Construction Document. The Construction Documents shall provide that work shall begin only after NIGC Approval, and the Construction Documents may provide that they shall be canceled by either party if NIGC Approval has not occurred by a specified fixed calendar date. The selected contractor, construction manager and/or other contracting parties shall be compensated solely from the proceeds of the Lakes Development Loan and the Bank Development Loan, subject to, and in accordance with the terms, conditions and provisions of the Construction Documents and the respective Loan Agreements.

         Section 5.5. Construction Document Provisions. The Construction Documents shall (i) require the successful construction manager or general contractor and all contractors to be responsible for providing all materials, equipment and labor necessary to construct and equip the Project as necessary including site development; (ii) shall include appropriate provisions assuring non-payment of Michigan sales and use tax for goods and materials in the Project (to the extent said exemption is available for the Project); and (iii) require said construction manager or general contractor and all contractors to construct the Project in accordance with the Plans and Specifications, including any changes or modifications thereto approved by the Business Board. The Band agrees to indemnify Lakes against loss or liability caused by any written direction by the Pokagon Council not to collect or remit Michigan sales tax. The Construction Documents will provide for insurance conforming to the applicable insurance requirements of the Management Agreement, appropriate lien waivers, and for construction schedules by which milestones, progress payments and late penalties, if any, may be calculated.

         Section 5.6. Construction Administration. The Construction Documents shall provide that Lakes shall be responsible for all construction administration during the construction phase of the Project. Lakes shall act as the Band's designated representative and shall have full power and complete authority to act on behalf of the Band in connection with the Construction Documents. To the extent allowed by the Design Agreement and the Construction Documents, Lakes shall have control and charge of any persons performing work on the Project site, and shall interpret and decide on matters concerning the performance of any requirements of the Construction Documents. Lakes shall have the authority to reject work which does not conform to the Construction Documents. Lakes may conduct inspections to determine the date or dates of substantial completion and the Completion Date. Lakes shall observe and evaluate or authorize the observation and evaluation of Project work performed, review or authorize review of applications for payment for submission to the Band and review or authorize review and certification of the amounts due the contractors and/or construction Lakes.

         Section 5.7. Construction Commencement and Completion. The Construction Documents shall contain such provisions for the protection of the Band and Lakes as the Band and Lakes shall deem appropriate; shall provide that the construction of the Initial Phase of the Project shall commence on NIGC Approval, following and subject to the granting of all approvals necessary to commence construction; and shall also provide that any contractor shall exert its best efforts to complete construction within such time as the Band and Lakes agree following the commencement of construction. If the Band decides to proceed with an expansion to the Final Scope of Work, Lakes and the Band shall proceed in good faith with construction of a permanent Facility in accordance with the Final Scope of Work, as modified under ss. 3.3, with such construction to be completed no later than three years after the Commencement Date unless otherwise agreed by the Band. All contractors shall, at a minimum, warrant their respective portions of the work to be performed to be free of defects for at least one year after the Completion Date of the Initial Phase and Final Scope of Work, respectively.

         Section 5.8. Determination of Approved Construction Costs; Cost Overruns. Promptly upon the Band's execution of the Construction Documents, the Architect shall submit a final estimate of Construction Costs, which estimate shall be subject to the reasonable approval of Lakes and the Pokagon Council. This estimate of Construction Costs, as so approved, is referred to as "Approved Construction Costs." Lakes shall pay, without repayment from the Enterprise or recourse to the Band, Construction Costs of the Initial Phase to the extent they exceed the lesser of (a) such Approved Construction Costs of the Initial Phase (including the approved contingency reserve), as such costs may change because of change orders approved by the Band and Lakes or amendments to the Approved Development Budget approved by the Band and Lakes, or (b) $100,000,000, or such other amount as the Pokagon Council and Lakes may agree; in each case except insofar as such overruns are caused by Force Majeure or by acts or omissions of the Band.


                                    ARTICLE 6

                            FURNISHINGS AND EQUIPMENT

         Section 6.1. Selection of Furnishings and Equipment. Lakes shall submit to the Business Board, for its review and approval, the specifications for Furnishings and Equipment. Thereafter, Lakes shall select and procure vendors for purchase by the Band of Furnishings and Equipment required to operate the Enterprise in conformity with such specifications. The cost of Furnishings and Equipment shall be financed through the Equipment Loan. Alternatively, in the sole discretion of the Band, Lakes may arrange for the procurement of Furnishings and Equipment on lease terms consistent with the terms provided below as to the Equipment Loan, with such changes as may be approved by the Business Board. Any commitments for the procurement of Furnishings and Equipment shall, however, become binding on the Band only upon later of (a) NIGC Approval or (b) the receipt by Band of a commitment for the Equipment Loan consistent with the terms of this Agreement.


                                    ARTICLE 7
                                      TERM

         Section 7.1. Term. This Agreement shall enter into and remain in full force and effect from the date of execution hereof until, unless earlier terminated in accordance with its terms, the later of:

                  (a) seven years from the Commencement Date; or

                  (b) the date on which all obligations owed to Lakes by the Band pursuant to this Agreement and any related notes have been satisfied in full or otherwise discharged.


                                    ARTICLE 8
                        PAYMENTS AND COMMITMENTS BY LAKES
                     BEFORE APPROVAL OF MANAGEMENT AGREEMENT

         Section 8.1. Fees Payable By Lakes to the Band. Lakes will pay the following fees and advances to the Band:

                  (a) Initial Fee. Lakes has paid the Band a non-refundable fee of $150,000 on execution of Term Sheet, the receipt of which is hereby acknowledged by the Band.

                  (b) Signing Fee. Lakes will pay the Band a non-refundable signing fee of $1,000,000 (the "Signing Fee") which shall be paid to the Band as follows: $100,000 upon execution and delivery of the Management Agreement and this Agreement and $900,000 upon receipt of written notice of Ratification. Use and disbursement of Signing Fee monies, once received by the Band, shall be at the sole discretion of the Band, and Lakes shall have no responsibility for such funds after receipt thereof by the Band.

                  (c) Monthly Payments. Lakes will advance $125,000 to the Band (the "Monthly Payments") on receipt of notice of Ratification, and thereafter on the 15th day of each month, beginning in the month following the month in which Ratification occurs, and continuing until the date on which one of the following, whichever is earlier, has occurred:

                           (i)      the Commencement Date; or

                           (ii) this Agreement and the Management Agreement have been terminated in accordance with their terms, and all related payments have been made; or

                           (iii) five years after the Ratification of this Agreement.

Use and disbursement of the Monthly Payments, once received by the Band, shall be at the sole discretion of the Band, and Lakes shall have no responsibility for such funds after receipt thereof by the Band. All Monthly Payments shall constitute advances under the Transition Loan pursuant to Section 8.3 of this Agreement and shall be repayable as provided in that section.

         Section 8.2. Deposit into the Account. Upon execution of the Agreements Lakes shall deposit $20,900,000 into the Account, subject to the Security Agreement and the Control Agreement. Lakes shall also deposit such further sums from time to time as shall be necessary to maintain a minimum balance in the Account of at least $2,000,000 at all times prior to the Commencement Date; provided that Lakes shall not be required to make aggregate deposits that exceed the total amount of fees, loans and other payments to be made by it to or for the account of the Band under this Agreement. The Account shall:

                  (i) serve as collateral for liquidated or other damages payable to the Band as provided in the Agreements; and

                  (ii) serve as a funding mechanism as provided in the Control Agreement, at Lakes's option, for Lakes's obligation to make payments to the Band (other than the Scholarship Program Fee) and to make advances under the Lakes Development Loan.

Lakes agrees to execute and deliver the Security Agreement, the Control Agreement, and such financing statements and other instruments as the Band requests to perfect this security interest. Nothing in this section shall limit Lakes's obligations to make payments as required under this Agreement or limit the Band's remedies in the event of Lakes's default. Funds in the Account shall be invested in such manner as Lakes reasonably deems prudent, provided that the investment vehicles are liquid and do not include equities, swaps, derivatives, commodities, or speculative instruments. Lakes shall inform the Band of the nature and terms of the financial instruments in which the escrowed funds are invested. Income from the Account shall be payable to Lakes prior to a Lakes Event of Default. After a Lakes Event of Default, income shall be payable to the Band to the extent needed to fund damages payable to the Band. The Bank shall be entitled to reasonable compensation acceptable to the Band and Lakes and to reimbursement of expenses, all of which shall be payable from the Account prior to a Lakes Event of Default and, after such an Event of Default, by Lakes. Payments into the Account shall not be deemed advances to the Band for purposes of accrual of interest, and interest shall only accrue as to funds advanced by Lakes through the Account upon disbursement from the Account.

         Section 8.3. Transition Loan. Upon Ratification, Lakes shall make a loan to the Band for the purposes and as set forth in clause (c) of Section 8.1, upon the terms set forth in the form of Transition Loan Note (the "Transition Loan"). Each advance of funds to the Band by Lakes as part of the Transition Loan shall be evidenced by the Transition Loan Note, duly authorized and executed by the Band. All amounts advanced under the Transition Loan shall be repayable to Lakes as unsecured Limited Recourse obligations of the Band; shall not accrue interest for the first two years after execution of the Management Agreement; shall, after the expiration of that two year period, bear interest at the Band Interest Rate, as defined below; and shall be payable monthly in arrears, beginning on the 15th day of the month after the Commencement Date, in 60 equal monthly payments of principal and interest. If the Bank Closing does not occur, interest shall accrue on amounts advanced under the Transition Loan at Wall Street Journal prime plus 1%, not to exceed 10%.

         Section 8.4. Advances on Lakes Development Loan. Lakes will provide the following funds to the Band after Ratification but prior to NIGC Approval and the Bank Closing as advances on the Lakes Development Loan, to be repaid with interest in accordance with the terms provided in ss. 9.2.1:

                  (i) Gaming Site Acquisition Funds. After Ratification Lakes shall advance funds to permit the Band to enter into or perform in accordance with one or more Options or Gaming Site Purchase Agreements, pursuant to
         Section 2.2.

                  (ii) Site Planning and Design Development. After Ratification Lakes shall advance funds reasonably necessary for the work described in Articles 3, 4 and 5 of this Agreement to be performed prior to NIGC Approval and the Bank Closing, pursuant to those Articles.

                  (iii) Advances to the Band for Gaming Ordinance. In order to enable the Band to fulfill its covenant set forth in Section 11.2(i) below to timely adopt a Gaming Ordinance and regulations (the "Gaming Ordinance"), Lakes shall advance to the Band after Ratification but prior to NIGC Approval the reasonable cost of preparation and approval of the Gaming Ordinance, not to exceed $20,000.

         Section 8.5. Non-Gaming Land Acquisition Line of Credit. Lakes will provide advances to the Band under the Non-Gaming Land Acquisition Line of Credit after Ratification but prior to the Commencement Date as provided in Sections 2.6 and 2.6.1, upon the terms set forth in the form of Non-Gaming Land Acquisition Line of Credit attached hereto as Exhibit C-1 (the "Non-Gaming Land Acquisition Line of Credit"); except that Lakes' obligation to fund any portion of the Second Tranche - Non-Gaming shall terminate on the earlier of (a) the Bank Closing, if the Bank Development Loan has been increased from $28,000,000 to $36,000,000 plus accrued interest on amounts advanced on the Second Tranche -- Lakes Note and Second Tranche -- Non-Gaming, and such increment is available first to fund any undisbursed amounts of the Second Tranche -- Lakes Note and the Second Tranche -- Non-Gaming, and second to repay Lakes amounts advanced by Lakes under such Second Tranches; or (b) the Commencement Date. Each advance of funds to the Band by Lakes as part of the Non-Gaming Land Acquisition Line of Credit shall be evidenced by such Line of Credit, duly authorized and executed by the Band and setting forth the applicable terms of this Agreement. All such advances shall be repaid with interest on the same terms as provided in Article 9 with regard to the Lakes Development Loan, except that (a) funds advanced under the Non-Gaming Land Acquisition Line of Credit shall at Lakes' request, prior to transfer of land into trust, be guaranteed by the Band Designee and secured by mortgages in favor of Lakes on any Non-Gaming Lands acquired by the Band or the Band Designee; and (b) principal and interest on the Second Tranche -- Non-Gaming shall be repaid either (I) at Bank Closing, to the extent the Bank Development Loan has been increased from $28,000,000 to $36,000,000 plus accrued interest on such Second Tranches, and such increment is available first to fund any undisbursed amounts of the Second Tranche -- Lakes Note and the Second Tranche -- Non-Gaming, or (II) from distributions made under ss. 5.5.5 and 5.5.6 of the Management Agreement and, if not sooner paid, shall be paid in full five years after the Commencement Date. The Non-Gaming Land Acquisition Line of Credit shall otherwise be Limited Recourse. All land and options acquired through the Non-Gaming Land Acquisition Line of Credit shall be acquired in the name of the Band or the Band Designee.

                                    ARTICLE 9
                        PAYMENTS AND COMMITMENTS BY LAKES
                     AFTER APPROVAL OF MANAGEMENT AGREEMENT

         Section 9.1 Scholarship Program Fee. Upon NIGC Approval and transfer of the Gaming Site into trust eligible for Gaming purposes, Lakes will pay the Band a non-refundable fee of $1,000,000 (the "Scholarship Program Fee") into an account established and controlled by the Band. The ultimate use and disbursement of these funds shall be at the sole discretion of the Band, and Lakes shall have no responsibility for such funds after payment to the Band.

         Section 9.2. Development and Equipment Loans. Lakes shall make available to the Band the Lakes Development Loan and, upon NIGC Approval and transfer of the Gaming Site into trust for the Band, shall assist the Band in obtaining the Bank Development Loan and the Equipment Loan. Such Loans shall be in an aggregate amount sufficient to, and shall be used to, pay for all Development Expenditures for both the Initial Phase and the Final Scope of Work, provided that (a) the aggregate amount of Development Expenditures for the Initial Phase shall not exceed $100,0000, (b) the aggregate amount of additional Development Expenditures for the Final Scope of Work shall not exceed $100,000,000, and (c) the Bank Development Loan and Equipment Loan to fund the Final Scope of Work need not be obtained at the same time as such Loans are obtained for the Initial Phase. The Loans shall be in the following amounts and on the following terms, unless otherwise agreed by the Band:

         Section 9.2.1.  Lakes Development Loan.

                           i. Amount: $46,000,000 for the Initial Phase, comprised of (A) up to $11,000,000 for Gaming Site Acquisition Advances and (B) $35,000,000 for Development Expenditures other than acquisition of the Gaming Site. Lakes shall not be required to provide additional funding for the Initial Phase or for the expansion to the Final Scope of Work, except as provided under ss.ss.5.8, 9.2.2(vi) and 9.2.3(x).

                           ii.      Five year term, plus the period of
                                    development and construction; except that the Second Tranche -- Lakes Note shall be repaid from the proceeds of the Bank Development Loan at the Bank Closing on the Initial Phase, to the extent such proceeds exceed $28,000,000 and such increment is available first to repay the Second Tranche -- Lakes Note and the Second Tranche -- Non-Gaming; and provided further that if the Bank Development Loan is less than the sum of (A) $28,000,000 plus (B) the amount of such Second Tranche, such Second Tranche shall be repaid as provided in ss.
                                    5.5.5 and 5.5.6 of the Management Agreement and, if not sooner paid, in full at the end of the Term.

                           iii.     A.       Interest at the Band Interest Rate
                                             shall accrue from date of advance
                                             until the Commencement Date;
                                             thereafter the Lakes Development
                                             Loan shall be payable as follows:
                                             (a) the amount outstanding under
                                             First Tranche -- Lakes Note as of
                                             such Commencement Date shall be
                                             repaid monthly in arrears,
                                             beginning on the 15th day of the
                                             month after the month in which the
                                             Commencement Date occurs, in equal
                                             monthly payments of principal and
                                             interest for the successive 60
                                             months of the term; and (b)
                                             principal and interest on Second
                                             Tranche -- Lakes Note shall be
                                             repaid either (I) at Bank Closing,
                                             to the extent the Bank Development
                                             Loan has been increased from
                                             $28,000,000 to $36,000,000 plus
                                             accrued interest on such Second
                                             Tranches, and such increment is
                                             available first to fund any
                                             undisbursed amounts of the Second
                                             Tranche -- Lakes Note and the
                                             Second Tranche -- Non-Gaming, or
                                             (II) from distributions made
                                             underss.ss.5.5.5 and 5.5.6 of the
                                             Management Agreement and, if not
                                             sooner paid, in full at the end of
                                             the Term.

                                    B.      If the Bank Closing does not occur,
                                            interest shall accrue on amounts
                                            advanced under the Lakes Development
                                            Loan at Wall Street Journal prime
                                            plus 1%, not to exceed 10%.

                           iv. Repayment of the Lakes Development Loan shall be subordinated to the Bank Development Loan, the Equipment Loan, as well as to any other third-party loans or equipment leases. Lakes agrees to execute and deliver subordination agreements evidencing such subordination in form reasonably acceptable to the Bank Lender, the Equipment Lender, or such other third-party lender or equipment lessor.

                           v. The Band shall be entitled to draw on the Lakes Development Loan prior to NIGC Approval, as provided in Section 8.4. Advances under the Lakes Development Loan may be made through the Account.

                           vi. Principal may be prepaid at any time without penalty.

                           vii. Each advance of funds to the Band by Lakes under the Lakes Development Loan shall be made under a promissory note in the form of Lakes Note, duly authorized and executed by the Band.

                           viii.    All disbursements under the Lakes
                                    Development Loan shall be made through the Enterprise Account and the Disbursement Account, unless otherwise agreed by Lake and the Band in writing, and shall be on account of Development Expenditures in accordance with the Approved Development Budget, unless otherwise approved by the Business Board. Lakes shall provide the Band with a monthly accounting of all such disbursements, which accounting shall include a certification by Lakes that the disbursements shown on the accounting were for Development Expenditures in accordance with the Approved Development Budget, or were otherwise approved by an attached vote of the Business Board.

                           ix. Lakes' obligation to fund any portion of the Second Tranche -- Lakes Note shall terminate on the earlier of (a) the Bank Closing, if the Bank Development Loan has been increased from $28,000,000 to $36,000,000 plus accrued interest on the Second Tranches, and such increment is available first to fund any undisbursed amounts of the Second Tranche -- Lakes Note and the Second Tranche -- Non-Gaming, and second to repay Lakes amounts advanced by Lakes under such Second Tranches; or (b) the Commencement Date.

                           x. The obligations of the Band to Lakes under the Lakes Note, the Non-Gaming Land Acquisition Line of Credit and the Transition Loan, and, under the Management Agreement, for Management Fees, shall be secured by a first security interest in the Dominion Account pursuant to the Dominion Agreement. Lake's security interest in the Dominion Account shall be subject to the following terms and conditions:

                                            A. Lakes may block payment to the
                                            Band of Monthly Distribution
                                            Payments and may foreclose on its
                                            security interest on the Dominion
                                            Account only on the occurrence of a
                                            Band Event of Default under the
                                            Development Agreement or the
                                            Management Agreement, if such
                                            default is not cured within any
                                            applicable cure period and, if
                                            arbitration is timely demanded,
                                            after entry of an arbitrator's award
                                            finding a Band Event of Default has
                                            occurred.

                                            B. Lake's security interest in the
                                            Dominion Account shall be
                                            subordinate to any security
                                            interests granted to the Bank Lender
                                            and the Equipment Lender, and shall
                                            be further subject to payment of (i)
                                            Operating Expenses; (ii) all Loans,
                                            as well any other third party loans
                                            to which Lakes has subordinated in
                                            writing; (iii) the Minimum
                                            Guaranteed Monthly Payment; (iv)
                                            deposits into the Capital
                                            Replacement Reserve pursuant to ss.
                                            4.15 of the Management Agreement;
                                            (v) maintenance of the Minimum
                                            Balance, and any other reserves
                                            approved by the Business Board with
                                            the written consent of Lakes; and
                                            (vi) claims of third parties granted
                                            priority over Lakes under the
                                            Agreements, if the events occur
                                            which trigger that priority (see,
                                            e.g. ss. 13.8 below [priority of
                                            distributions from insurance
                                            proceeds, if casualty loss and
                                            Facility not rebuilt]. Terms in this
                                            subsection not defined in this
                                            Agreement shall have the meanings
                                            set forth in the Management
                                            Agreement. Lakes shall promptly
                                            execute and deliver subordination
                                            agreements pertaining to the
                                            Dominion Agreement with regard to
                                            any Bank Lender or Equipment Lender,
                                            which agreements shall contain
                                            provisions reasonably acceptable to
                                            Lakes and such lenders.

                                            C. The Dominion Agreement shall be
                                            amended at the Band's request (i) to
                                            conform with requests of the Bank
                                            Lender and the Equipment Lender, to
                                            the extent needed to obtain the Bank
                                            Development Loan or the Equipment
                                            Loan, and (ii) to the extent
                                            reasonably necessary to provide for
                                            subordinate security interests for
                                            loans for the benefit of the
                                            Enterprise as provided in ss.
                                            9.2.4(ii) below.

                                            D. The Dominion Agreement shall
                                            terminate as to Lakes, without
                                            prejudice to the Bank Lender, the
                                            Equipment Lender, or any other party
                                            that may have joined in, or be
                                            benefitted by, that agreement, and
                                            Lake's security interest in the
                                            Dominion Account shall be
                                            discharged, on termination of this
                                            Agreement pursuant to ss. 13.1,
                                            13.2, 13.4 (prior to the
                                            Commencement Date), 13.5, or 13.6
                                            hereof, or of the Management
                                            Agreement pursuant to ss. 12.1,
                                            12.2, 12.4 (prior to the
                                            Commencement Date), 12.5, 12.6
                                            (prior to the Commencement Date) or
                                            12.7 thereof. On a termination under
                                            ss. 13.4 (after the Commencement
                                            Date) or 13.7 of the Development
                                            Agreement or ss. 12.4 (after the
                                            Commencement Date), 12.6 or 12.8 of
                                            the Management Agreement after the
                                            Commencement Date, such security
                                            interest shall remain in effect
                                            until amounts due Lakes have been
                                            paid in accordance with the
                                            Agreements, and shall thereafter be
                                            promptly discharged; provided that
                                            Lakes' right to payment and security
                                            interest in the Dominion Account
                                            after such termination under or
                                            pursuant to the Agreements shall be
                                            subordinate to (I) fees or other
                                            amounts due to any manager of the
                                            Enterprise and (II) any amounts due
                                            to lenders or lessors under loans
                                            for the benefit of the Enterprise,
                                            whether existing as of the
                                            termination or made thereafter,
                                            including without limitation the
                                            Bank

                                            Loan and the Equipment Loan. Lakes
                                            shall promptly execute and deliver
                                            subordination agreements pertaining
                                            to the Dominion Agreement with
                                            regard to any such manager, lender
                                            or lessor, which agreements shall
                                            contain provisions reasonably
                                            acceptable to Lakes and the manager,
                                            lenders or lessors.

                                            E. Nothing in the Dominion Agreement
                                            shall alter the damages due Lakes
                                            (I) on a Band Event of Default,
                                            which shall continue to be
                                            controlled by Article 14 of this
                                            Agreement and Article 13 of the
                                            Management Agreement, and the amount
                                            which Lakes is entitled to obtain on
                                            foreclosure on the Dominion Account
                                            would be controlled by those
                                            Articles; or (ii) under any other
                                            provision of the Agreements or any
                                            related agreement. Upon payment in
                                            full of all amounts due Lakes under
                                            the Agreements, the Lakes Note, the
                                            Non-Gaming Acquisition Line of
                                            Credit and the Transition Loan,
                                            Lakes shall promptly terminate the
                                            Dominion Agreement and release any
                                            related security interest.


         Section 9.2.2  Bank Development Loan.

                           i.       Amount:      I. For the Initial Phase, an
                                                 amount (not to exceed
                                                 $36,000,000 plus accrued
                                                 interest on the Second
                                                 Tranches) equal to the sum of
                                                 (A) an amount which, when added
                                                 to the Lakes Development Loan,
                                                 will finance all Development
                                                 Expenditures for the Initial
                                                 Phase (other than acquisition
                                                 of Furnishings and Equipment),
                                                 plus (B) the amount by which
                                                 Gaming Site Acquisition
                                                 Advances exceed $8,000,000;

                                                 II.  For the expansion of the
                                                      Facility to the Final
                                                      Scope of Work, an amount
                                                      which will finance all
                                                      Development Expenditures
                                                      associated with such
                                                      expansion (other than
                                                      acquisition of

                                                      Furnishings and
                                                      Equipment); provided that
                                                      the principal amount of
                                                      such loan, capital lease
                                                      and/or indenture, when
                                                      added to the Equipment
                                                      Loan for that expansion,
                                                      shall not exceed
                                                      $100,000,000.

                           ii. Lakes shall not be required to provide its guarantee of the Bank Development Loan or any other credit enhancements.

                           iii. The loan commitment or undertaking shall not be assignable by either Lakes or the Band without the written consent of both parties.

                           iv. Lakes may after the Commencement Date seek to refinance the Bank Development Loan, to the extent it is made by a third party lender with Lakes' guarantee. The Band agrees to cooperate with that refinancing, provided that (I) all costs and expenses of the refinancing are borne by Lakes, (II) the terms of the refinancing are in all respects no less favorable to the Band than provided in this Agreement and the Bank Loan Agreement (including, without limitation, interest rate, amortization, and recourse), and are otherwise reasonably acceptable to the Band; and (III) the refinanced debt shall not be payable on termination of the Agreements with Lakes, provided that management of the Enterprise after such termination shall be reasonably acceptable to the lender.

                           v. Lakes shall proceed promptly and with due diligence after NIGC Approval to assist the Band in obtaining a bank commitment or firm underwriting commitment for the Bank Development Loan, and in closing on the Bank Development Loan promptly after obtaining such commitment.

                           vi. If the Band, with Lakes' assistance, is unable to obtain, no later than the earlier of (I) 120 days after NIGC Approval or (II) the date by which additional funding is needed to keep development and construction of the Initial Phase on schedule without slowdown or abatement, a bank commitment or firm underwriting commitment to provide the Bank Development Loan on the terms set forth in this

                                    Agreement at an interest rate equal to or less than 13% in an amount not less than $28,000,000 for the Initial Phase, Lakes agrees that it will loan the Band such amount at a 13% interest rate and otherwise on the same terms as provided in this Agreement with regard to the Lakes Development Loan. Lakes further agrees that, if the Band, with Lakes' assistance, is unable to obtain an additional or increased bank commitment or firm underwriting commitment, no later than two years after the Commencement Date (or such later date as may be approved by the Business Board), to provide the Bank Development
                                    Loan to finance expansion to the Final Scope of Work on the terms set forth in this Agreement at an interest rate equal to or less than 13%, in an amount equal to the Approved Development Budget for such expansion, Lakes will loan the amount of such Approved Development Budget to the Band at a 13% interest rate on the same terms as provided in this Agreement with regard to the Lakes Development Loan; provided that
                                    (A) the sum of such loan and the Equipment
                                    Loan for such expansion shall not exceed
                                    $100,000,000, and (B) the loan shall be
                                    amortized beginning fifteen days after the Completion Date of the Final Scope of Work in equal monthly payments over five years, except that all amounts outstanding under such loan shall be due and payable seven years after the Commencement Date or upon any earlier buy- out of the Management Agreement by the Band.

         Section 9.2.3  Equipment Loan.

                                           i-iii. The Equipment Loan for the
                                                  Initial Phase shall be in an
                                                  amount, not to exceed
                                                  $22,750,000, necessary to
                                                  equip the Initial Phase of
                                                  such Facility. The Equipment
                                                  Loan for the expansion to the
                                                  Final Scope of Work shall be
                                                  in the amount necessary to
                                                  equip the Facility to the
                                                  Final Scope of Work, provided
                                                  that the principal amount of
                                                  such Equipment Loan, when
                                                  added to the Bank Development
                                                  Loan for such expansion, shall
                                                  not exceed

                                                  $100,000,000. Interest shall
                                                  accrue on the amount advanced
                                                  for the Initial Phase until
                                                  the Commencement Date;
                                                  thereafter such advance shall
                                                  be repayable monthly in
                                                  arrears, beginning on the 15th
                                                  day of the month after the
                                                  month in which the
                                                  Commencement Date occurs, in
                                                  equal monthly payments of
                                                  principal and interest for the
                                                  successive 48 months of the
                                                  term. The amount advanced to
                                                  equip the expansion to the
                                                  Final Scope of Work shall be
                                                  repaid in equal monthly
                                                  payments of principal and
                                                  interest for the successive 60
                                                  months after Completion Date
                                                  of such expansion, beginning
                                                  15 days after such Completion
                                                  Date; or on such other terms
                                                  as the Band may reasonably
                                                  approve.

                           iv. Security: Purchase money security interest in Furnishings and Equipment purchased with the loan proceeds.

                           v. Lakes shall not be required to provide its guarantee or any other credit enhancement.

                           vi. The loan commitment shall not be assignable by either Lakes or the Band without the written consent of both parties.

                           vii. Lakes may after the Commencement Date seek to refinance the Equipment Loan, to the extent it is made by a third party lender with Lakes' guarantee. The Band agrees to cooperate with that refinancing, provided that (a) all costs and expenses of the refinancing are borne by Lakes, (b) the terms of the refinancing are in all respects no less favorable to the Band than provided in this Agreement and the Equipment Loan Agreement (including, without limitation, interest rate, amortization, and recourse), and are otherwise reasonably acceptable to the Band; and (c) the refinanced debt shall not be payable on termination of the Agreements with Lakes, provided that management of the Enterprise after such termination shall be reasonably acceptable to the lender.

viii. At the Band's option the Equipment Loan may be structured into an equivalent equipment lease.

ix. Lakes shall proceed promptly and with due diligence after NIGC Approval to assist the Band in obtaining a commitment for the Equipment Loan, and in closing on the Equipment Loan promptly after obtaining such commitment.


x. If the Band, with Lakes' assitance, is unable to obtain, no later than the earlier of (I) 120 days after NIGC Approval or (II) the date by which additional funding is needed to keep development and construction of the Initial Phase on schedule without slowdown or abatement, a bank commitment or lessor commitment to provide the Equipment Loan in an amount (not to exceed $22,750,000) sufficient to finance acquisition of Furnishings and Equipment for the Initial Phase on the terms set forth in this Agreement at an interest rate equal to or less than 13% in an amount equal to the cost equipping the Initial Phase, Lakes agrees that it will loan the Band such amount at a 13% interest rate and otherwise on the same terms as provided in this Agreement with regard to the Equipment Loan. Lakes further agrees that, if the Band, with Lakes' assistance, is unable to obtain, no later than two years after the Commencement Date (or such later date as is approved by the Business Board), an additional or increased bank commitment or lessor commitment in an amount sufficient to finance acquisition of Furnishings and Equipment for the Final Scope of Work on the terms set forth in this Agreement at an interest rate equal to or less than 13%, Lakes will loan such amounts to the Band at a 13% interest rate on the same terms as provided in this Agreement with regard to the Equipment Loan; provided that (A) the sum of such loan and the Bank Development Loan (or the amount advanced by Lakes under ss. 9.2.2(vi)) for such expansion shall not exceed $100,000,000, and (B) the loan shall be amortized beginning on completion of the Final Scope of Work in equal monthly payments over four years, except that all amounts outstanding under such loan shall be due and payable seven years after the Commencement Date or upon any earlier buy- out of the Management Agreement by the Band.

Section 9.2.4 Terms Applicable to all Loans.

i.       (intentionally deleted)

ii. Loan repayments shall be solely out of revenues of the Enterprise and shall be a Limited Recourse obligation of the Band. The Band agrees not to encumber any of the assets of the Facility or the Enterprise without the written consent of Lakes and the holder of the Bank Development Loan, which consent will not be unreasonably withheld; except that the 44 Band shall have the right without the consent of Lakes and such holder to grant subordinate security interests in Enterprise revenues, as well as first priority security interest in any Enterprise assets other than Furnishings and Equipment purchased with the proceeds of the Equipment Loan, but only if such security interests are granted to secure loans made for the benefit of the Enterprise. The Band shall not lease the Facility or grant a leasehold mortgage on the Facility without Lakes' consent.

                  iii. The Band shall enter into a limited, transactional waiver of sovereign immunity and consent to jurisdiction and arbitration as to the holder of the Bank Note and the Equipment Note as provided in ss.
                           14.1 and 14.2 as to Lakes. Governing law shall be Michigan law unless the Band otherwise agrees.

                  iv. All other terms are subject to the Band's approval, which approval shall not be unreasonably withheld.


                  v. The selection of the lenders making the Bank Development Loan, the Equipment Loan and all other loans or leases relating to the Enterprise, and of all underwriters and professionals relating to any such transaction, shall be subject to the Band's reasonable approval.

                  vi.      I.       Promptly and with due diligence after
                                    NIGC Approval and transfer of the Gaming
                                    Site into trust, but in no event later than 90 days after such approval and transfer
                                    (unless otherwise agreed by the Band), Lakes shall (a) deliver to the Band a proposed commitment from a lender with regard to the Equipment Loan for Phase I, the terms of which shall be consistent with this Agreement and otherwise reasonably acceptable to the Band, and (b) increase the amount of the Escrow Account to $46 million
                                    (less amounts previously advanced under the Lakes Development Loan).

                           II.      No later than two years after the
                                    Commencement Date (unless otherwise agreed by the Business Board), Lakes shall (a) deliver to the Band a proposed commitment from an Equipment Lender with regard to the Equipment Loan for the expansion of the Facility to the Final Scope of Work, the terms of which shall be consistent with this Agreement and otherwise reasonably acceptable to the Band.

vii.     I.       Promptly and with due diligence after NIGC Approval and
                  transfer of the Gaming Site into trust, but in no event later than 90 days after such approval and transfer (unless otherwise agreed by the Band), Lakes shall deliver to the Band a proposed commitment or other firm undertaking from a lender or underwriter with regard to the Bank Development Loan for Phase I, the terms of which shall be consistent with this Agreement and otherwise reasonably acceptable to the Band.

         II. No later than two years after the Commencement Date (unless otherwise agreed by the Business Board), Lakes shall deliver to the Band a proposed commitment from a Lender with regard to the Bank Development Loan for the expansion of the Facility to the Final Scope of Work, the terms of which shall be consistent with this Agreement and otherwise reasonably acceptable to the Band.

viii. The Band may, not earlier than two years after the Commencement Date, seek to refinance any Loan. Lakes agrees to cooperate with that refinancing, provided that (I) all costs and expenses of the refinancing shall, to the extent that interest expense is reduced by the refinancing, be an Operating Expense of the Facility, and shall otherwise be either borne by the Band or funded through the refinancing; and (II) Lakes is not required to guarantee any new facilities. Interest on any new facility shall be an Operating Expense of the Facility.

                  ix. The Band consents to the gran by Lakes of other guarantees pari passu to third parties, provided that such other guarantees do not and shall not impair Lakes's ability to perform under the Agreements.

                           x. The amount of Loans may be increased by agreement of Lakes and the Band to the extent that the Approved Development Budget exceeds the funds available under the Loans as provided above.

                  xi. Lakes's obligation to advance funds under the Lakes Development Loan (except as provided in ss.8.4) and to procure and close on the Bank Development Loan and the Equipment Loan are conditioned upon NIGC Approval. Nothing in this subsection affects or impairs Lakes's liability for damages in the event of NIGC Disapproval.

                  xii. The Band recognizes that if Lakes guarantees the Bank Development Loan or the Equipment Loan and pays in full either loan pursuant to its guarantee, Lakes shall be subrogated to the rights and remedies of the lender of the loan so paid.



                                   ARTICLE 10
                          EXCLUSIVITY; NON-COMPETITION

Section 10.1. Exclusivity Regarding Facility. During the term of this Agreement, Lakes shall have an exclusive relationship with the Band regarding the development of the Facility.

Section 10.2. Exclusivity in Michigan. The Band shall deal exclusively with Lakes for gaming development on Indian lands in Michigan from the date of execution of this Agreement through the earlier of five years from the Commencement Date or termination or buyout of the Agreements.

Section 10.3. Indiana Casino. Lakes recognizes that the Band intends to develop a casino in Indiana, and that the Band shall have no obligations to Lakes in that regard; except that the Band agrees that, if it decides to engage an outside manager to develop or operate an Indiana casino, it shall discuss contracting with Lakes for such development or operation for 45 days before soliciting proposals from third parties as to management or development of that casino. No obligation to enter into an agreement with Lakes shall be implied from this undertaking, and the Band shall retain full and absolute discretion in that regard.

Section 10.4. Non-Competition. Lakes agrees that for five years after execution of the Agreements or the Term of the Agreements, whichever is greater, neither it nor any present or future Insider will directly or indirectly in the Restricted Territory develop, operate, consult with regard to, or be in any way affiliated with any non-Indian gaming facility, any Class II or III Gaming facility or any other kind of gaming, or any hotels or other amenities related to such gaming or facility; except that Insiders shall not include (a) Kids Quest, Grand Casinos, Inc., Park Place Entertainment or Innovative Gaming Corp. by reason of (i) the service of (A) Lyle Berman as director or employee (without management responsibility) of such entities, provided that Mr. Berman votes as director against, or abstains from voting as to, any direct or indirect lobbying by Park Place Entertainment against a compact between the Band and the State of Indiana or any direct or indirect opposition by Park Place Entertainment to the Band's taking of land into trust for a casino to be owned or operated by the Band in Indiana, and does not personally directly or indirectly lobby against such a compact or oppose such taking into trust; (B) Lyle Berman as employee of Park Place Entertainment with management responsibility, so long as Park Place Entertainment does not (x) develop, operate, consult with regard to, or be in any way affiliated with a Class III Gaming facility in the Restricted Territory (excluding Ohio) that commences new operations or expands its gaming capacity more than 50% after the execution of the Agreements, or (y) directly or indirectly lobby against a compact between the Band and the State of Indiana, or directly or indirectly oppose the taking of land into trust by the Band for a casino to be owned or operated by the Band in Indiana; or (C) Thomas Brosig as director or employee (without any management responsibility for gaming in the Restricted Territory unless the Band consents) in Park Place Entertainment, or (ii) any stock ownership of Lakes in such entities; or (b) any entity because of the investment banking services of Ron Kramer, a director of Lakes.

         Section 10.5. Assignment; Change of Control.

         a. Lakes may not assign its rights under this Agreement without the Band's prior written consent, except that Lakes may assign its rights under such Agreement, but not its obligations, to a wholly owned subsidiary.

         b. The Band may not assign its rights under this Agreement; except that the Band may, without the consent of Lakes, but subject to approval by the Secretary of the Interior or the Chairman of the NIGC or his authorized representative, if required, assign this Agreement and the assets of the Enterprise to a Corporate Commission or other instrumentality of the Band organized to conduct the business of the Project and the Enterprise for the Band that assumes all obligations herein. No assignment authorized hereunder shall be effective until all necessary governmental approvals have been obtained. No such assignment shall relieve the Band of any obligation hereunder, unless otherwise agreed by Lakes or the holder of such obligation.

         c. The Band shall be entitled to terminate the Agreements if Lakes undergoes a Change of Control without the prior written consent of the Band. The Band shall not be required to prepay any amount advanced by Lakes or any third party in the event of such termination, and such obligations shall remain payable in accordance with their payment terms. Lakes agrees to notify the Band in writing within 30 days after the occurrence of any event described in Clauses I or II in the definition of Change of Control, and within 30 days of Lake's Knowledge of any event described in Clauses III or IV of that definition.

                  "Change of Control," for purposes of this provision, means (I) the merger, consolidation or other business combination of Lakes with, or acquisition of all or substantially all of the assets of Lakes by, any other entity; (II) Lyle Berman's ceasing to be either Chief Executive Officer or Chairman of the Board of Lakes (other than on account of death or disability, and except as provided at the end of this definition); (III) the acquisition by any person or affiliated group of persons not presently a shareholder of Lakes of beneficial ownership of 30% or more in interest of the outstanding voting stock of Lakes, as determined under 17 CFR ss.ss. 240.13d-3 or 240.16a-1; or (IV) the acquisition by any person or affiliated group of persons not presently a shareholder of Lakes of beneficial ownership of 10% or more in interest of the outstanding voting stock of Lakes, as determined under 17 CFR ss.ss. 240.13d-3 or 240.16a-1, if a majority of the Board of Directors of Lakes is replaced within two years after such acquisition by directors not nominated and approved by the Board of Directors.

                            Notwithstanding any other provision of this
                  definition, if the non-competition provisions of ss. 10.4(a)(i)(B) are breached, the following terms shall control:

                           (A) Lakes shall notify the Band within 30 days of a breach of that subsection, and shall describe in reasonable detail the nature and circumstances of that breach.

                           (B) The Band shall within 45 days of that notification inform Lakes if it will waive that breach.

                           (C) If the Band states that it will not waive the breach, Lakes may within 30 days of the Band's notification inform the Band whether Mr. Berman will resign as officer and director of Lakes, and who Lakes proposes as Mr. Berman's successor as Chairman and/or Chief Executive Officer of Lakes. Lakes shall, in connection with that notification, provide the Band with a detailed description of the qualifications and affiliations of the proposed successor.

                           (D) The Band shall then have 45 days to grant or withhold its consent to that succession, which consent shall not be unreasonably withheld. If the Band so consents, Mr. Berman resigns and the named successor replaces Mr. Berman as Chairman and/or Chief Executive Officer, the breach under ss. 10.4(a)(i)(B) shall be deemed waived.

                           (E) If the Band does not so consent and its denial of consent is not unreasonable, or if Mr. Berman does not resign and the named successor does not succeed him, Lakes may nominate another proposed successor within 30 days, failing which Lakes shall be in default (subject to arbitration).

                           (F) If Lakes does nominate another proposed successor, subsections (C) and (D) shall apply to the new nominee. If the Band does not consent to the new nominee and its denial of consent is not unreasonable, or if Mr. Berman does not resign and the new nominee does not succeed him, Lakes shall be in default (subject to arbitration).

              Section 10.6. Restrictions on Collateral Development. Lakes agrees that for five years after execution of the Agreements or the Term of the Agreements, whichever is greater, neither it nor any present or future Insider will directly or indirectly purchase any land or operate, manage, develop or have any direct or indirect interest in any commercial facilities or business venture located within 20 miles of the Facility without the prior written consent of the Band.


                                   ARTICLE 11
                   REPRESENTATIONS, WARRANTIES, AND COVENANTS

              Section 11.1. Representations and Warranties of the Band. The Band represents and warrants to Lakes as follows:

                   (i) The Band's execution, delivery and performance of this
              Agreement, the Lakes Note and all other instruments and agreements executed in connection with this Agreement have been properly authorized by the Band and do not require further Band approval.

                   (ii) This Agreement, the Lakes Note, the Transition Loan
              Note, the Non-Gaming Acquisition Line of Credit and the Control Agreement and the Security Agreement have been properly executed, and once approved in accordance with Legal Requirements constitute the Band's legal, valid and binding obligations, enforceable against the Band in accordance with their terms.

                   (iii) There are no actions, suits or proceedings, pending or threatened, against or affecting the Band before any court or governmental agency, except as disclosed on Exhibit E.

              Section 11.2. Band Covenants. The Band covenants and agrees as follows:

                   (i) Promptly after the execution of this Agreement it will take the steps necessary to adopt and will adopt the Gaming Ordinance. The Gaming Ordinance will meet the requirements of IGRA and the applicable regulations under IGRA and be consistent with the provisions of this Agreement and the Management Agreement, and not adversely affect the rights of Lakes hereunder and thereunder. After adoption of the Gaming Ordinance the Band will establish a governmental authority to regulate gaming at the Gaming Site ("the Gaming Regulatory Authority" or "GRA"). The Band agrees to consult with Lakes concerning the terms of the Gaming Ordinance and any regulations adopted thereunder, but the final decision on those matters is in the Band's sole discretion.

                   (ii) After NIGC Approval the Band shall enter into the Bank
              Loan Agreement and the Equipment Loan Agreement and execute the Bank Note and the Equipment Note and related closing documentation, all subject to the terms provided in this Agreement and Lakes's performance of its obligations under this Agreement.

                   (iii) During the term of this Agreement and the Management
              Agreement, the Band shall enact no law impairing the obligations or contracts entered into in furtherance of the development, construction, operation and promotion of Gaming on the Gaming Site. Neither the Pokagon Council nor any committee, agency, board of any other official body, and no officer or official of the Band shall, by exercise of the police power or otherwise, act to modify, amend, or in any manner impair the obligations of contracts entered into by the Pokagon Council or the GRA or other parties in furtherance of the financing, development, construction, operation, or promotion of Gaming at the Gaming Site without the written consent of the non-tribal parties to such contracts. Any such action or attempted action shall be void ab initio.

                   (iv) The Band will waive sovereign immunity on the limited basis described in Article 14 with respect to the Loans, the Transition Loan and the

              Non-Gaming Land Acquisition Line of Credit.

                   (v) This Agreement, the Management Agreement, the Lakes Note,
              the Transition Loan Note, the Non-Gaming Acquisition Line of Credit, the Control Agreement and the Security Agreement, and each other contract contemplated by this Agreement shall, once approved in accordance with Legal Requirements, be enforceable in accordance with their terms.

                   (vi) In its performance of this Agreement, the Band shall
              comply with all Legal Requirements.

                   (vii) The Band will not impose taxes on the revenues of the
              Facility or the management fee payable to Lakes, but reserves the right to otherwise impose usual and customary taxes and fees on transactions at or in connection with the Facility or on the Facilities's employees, officers, directors, vendors and patrons. The Band shall be specifically permitted to impose (i) charges, assessments, fines or fees imposed by governmental entities of the Band which are reasonably related to the cost of Tribal governmental regulation of public health, safety or welfare, or the integrity of Tribal gaming operations, and (ii) other taxes, charges, assessments or fees imposed against the Enterprise or property of the Enterprise, or sales, use, excise, hotel occupancy and other similar taxes (excluding taxes, charges, assessments or fees against real or personal property of the Facility or on gaming revenues or earnings) of such types and percentage amounts not to exceed those imposed by any state or local government within the Restricted Territory.

                   (viii) The Band shall not act in any way whatsoever, directly or indirectly, to cause this Agreement to be amended, modified, canceled, or terminated, except pursuant to its express terms or with the consent of Lakes.

              Section 11.3. Representations and Warranties of Lakes. Lakes represents and warrants to the Band as follows:

                   (i) Lakes's execution, delivery and performance of this
              Agreement and all other instruments and agreements executed in connection with this Agreement have been properly authorized by Lakes and do not require further approval.

                   (ii) This Agreement has been properly executed and
              constitutes Lakes's legal, valid and binding obligation, enforceable against Lakes in accordance with its terms.

                   (iii) There are no actions, suits or proceedings pending or threatened
              against or affecting Lakes before any court or governmental agency that would in any material way affect Lakes's ability to perform this Agreement, other than litigation disclosed in filings by Lakes with the Securities and Exchange Commission. Lakes warrants that no litigation so disclosed in any material way affects or will affect Lakes' ability to perform under the Agreements.

              Section 11.4. Lakes Covenants. Lakes covenants and agrees as follows:


                   (i) Lakes shall comply with all Legal Requirements in its
              performance of the Agreements.

                   (ii) Lakes has and at all times during the Term shall have the financial capacity to pay to the Band all fees and payments and to make all advances and loans described in this Agreement.

                   (iii) Lakes shall not act in any way whatsoever, directly or indirectly, to cause this Agreement to be amended, modified, canceled, or terminated, except pursuant to its express terms or with the consent of the Band.

                   (iv) Lakes's Internal Expenses shall not be paid by the
              Enterprise from revenues of the Enterprise or the proceeds of any Loan, but may be paid by Lakes from Management Fees and loan repayments after they are received by Lakes. No officer or employee of Lakes shall receive a salary or other payment from the Facility.

                   (v) CRC shall not during the Term of the Management Agreement
              (a) be directly or indirectly affiliated with Lakes or the Facility, whether as joint venturer or otherwise, (b) be employed by Lakes or, to the knowledge of Lakes, any entity having any contractual relationship with Lakes, with regard to the Facility, or (c) directly or indirectly receive any payment or anything of value from Lakes from or out of the Management Fee or any other payment made to Lakes by the Band or the Facility. Lakes agrees to indemnify the Band and its members and hold them harmless against all loss, liability and expense relating to claims, of whatever kind or nature, of CRC against any one or more of them. The Band consents to the execution and delivery by Lakes of a certain Conditional Release and Termination Agreement between Lakes and CRC dated May 20, 1999, as amended by Amendment dated July, 1, 1999, true copies of which are attached as Exhibit F, provided that CRC executes and delivers to the Band and its members a general release in the form attached as Exhibit G. Lakes warrants that it has no agreements or understandings with CRC in any way related to the Band or the Enterprise other than as set forth in Exhibit F. The Band further agrees that Lakes may hold stock of CRC as collateral for a Lakes' guarantee of a loan to a third party, provided that on default it proceeds to liquidate such collateral in a reasonably prompt and orderly manner, and that Lyle Berman may continue to hold approximately 350,000 shares of CRC so long as he plays no role in the management of, and does not sit on, the board of directors of CRC.


                                   ARTICLE 12
                                EVENTS OF DEFAULT

              Section 12.1. Events of Default by the Band. Lakes shall not be obligated to pay any fees, provide the Bank Development Loan or the Equipment Loan, make any advance on the Lakes Development Loan or otherwise perform its obligations under or pursuant to this Agreement if a Band Event of Default, as defined below, has occurred and is continuing on the date such fee payment, loan advance or performance would otherwise be made. In addition, Lakes shall not be obligated to make any loan advance to the Band pursuant to this Agreement unless and until Lakes receives the duly authorized and executed Lakes Note. Each of the following shall be a "Band Event of Default":

                   (i) The Band shall fail to pay when due the Lakes Note, the
              Transition Loan Note, the Non-Gaming Acquisition Line of Credit or any other indebtedness to Lakes, and such payment default has continued for thirty (30) days after Lakes gives the Band notice thereof.

                   (ii) The Band shall commit a Material Breach of any of the
              Band's obligations under this Agreement, subject to the rights to cure provided in this Agreement.

                   (iii) Any of the representations and warranties made by the
              Band in ss. 11.1 of this Agreement were not true when made or would not be true if made on the date such performance would otherwise be due.

                   (iv) The Band violates the provisions of Article 10 of this
              Agreement.

                   (v) The Band commits any Material Breach of the Management
              Agreement which is not cured within any applicable cure period.

                   (vi) The Band, through a vote of its Council at which a
              quorum is present prior to NIGC Approval, either expressly (i) repudiates the Management Agreement or the Development Agreement, or (ii) authorizes the Band, prior to terminating the Agreements in accordance with their terms or expiration of the Term, to enter into management or development agreements with a third party with regard to a Michigan casino.

         If any Band Event of Default occurs, Lakes may, upon written notice to Band, declare Lakes's commitment to make advances under this Agreement terminated and Lakes may exercise the rights and remedies available to Lakes provided in this Agreement; provided, however, that all such rights and remedies shall be Limited Recourse.

              Section 12.2. Events of Default by Lakes. The Band shall not be obligated to perform its obligations under or pursuant to this Agreement if a Lakes Event of Default, as defined below, has occurred or if any of the representations and warranties made by Lakes in this Agreement were not true when made or would not be true if made on the date such performance would otherwise be due. Each of the following shall be a "Lakes Event of Default":

                   (i) Any Monthly Payment is not paid within ten (10) days
              after its due date.

                   (ii) Lakes shall fail to make any other payments (whether of fees, advances or loans) required by this Agreement, and such failure shall continue for ten (10) days after the Band gives Lakes written notice thereof.

                   (iii) Lakes shall commit any other Material Breach any of
              Lakes's obligations under this Agreement.

                   (iii) Any representation or warranty that Lakes has made
              under this Agreement shall prove to have been untrue when made or would not be true if made on the date such performance would otherwise be due.

                   (iv) Lakes violates the provisions of Article 10 of this
              Agreement, subject to rights of notice and cure to the extent provided in that Article.

                   (v) Lakes commits any Material Breach of the Management
              Agreement which is not cured within any applicable cure period.

                   (vi) NIGC Disapproval occurs.

         If any Lakes Event of Default occurs, the Band may, upon written notice to Lakes, exercise the rights and remedies available to the Band provided in this Agreement.

              12.3 Material Breach; Right to Cure. Neither party may terminate this Agreement or recover damages on grounds of Material Breach unless it has provided written notice to the other party of its intention to terminate this Agreement or seek damages or other remedies. During the 30 day period after the receipt of the notice to terminate (as to defaults which can be cured within 30 days) or the 90 day period after such receipt (as to defaults which cannot be cured within 30 days), whichever is applicable, either party may submit the matter to arbitration under the dispute resolution provisions of this Agreement set forth at Article
         14. The discontinuance or correction of a Material Breach shall constitute a cure thereof.


                                   ARTICLE 13
                                   TERMINATION

              Section 13.1. Voluntary Termination. This Agreement may be terminated by mutual written consent.

              Section 13.2. Termination if No NIGC Approval. The Band and Lakes may each unilaterally terminate the Agreements by written notice if NIGC Approval has not occurred within five years after Ratification.

              Section 13.3. Lakes Right to Terminate on Band Event of Default. Lakes shall be entitled to terminate the Agreements (i) upon a Band Event of Default or (ii) as specifically provided in the Agreements.

              Section 13.4. Band Right to Terminate on Lakes Event of Default. The Band shall be entitled to terminate the Agreements (i) upon a Lakes Event of Default or (ii) as specifically provided in the Agreements.

              Section 13.5. Band Right to Terminate for Material Adverse Change. Prior to the Commencement Date, the Band shall be entitled to terminate the Agreements in the event of a Material Adverse Change; provided that the following procedures shall apply:


         i. Lakes shall notify the Band promptly in the event of any Material Adverse Change, and in any event within 30 days after it occurrence.

         ii. Lakes shall send to the Band copies of all filings by Lakes with the Securities and Exchange Commission under Forms 8K, 10Q and 10K; shall furnish the Band with copies of such other SE filings that the Band may request; and shall furnish the Band with such other information concerning a Material Adverse Change a the Band may reasonably request.

         iii. If the Band believes that a Material Adverse Change has occurred, the Band shall so notify Lakes in writing and shall request specified further assurances of Lakes's continued ability to perform under the Agreements.

         iv. Within thirty (30) days after that notification Lakes shall admit or deny the alleged Material Adverse Change, giving the specific basis for its response; shall state whether it agrees to provide the requested further assurances; if it agrees to provide the requested further assurances, shall tender its performance in that regard; and, if it admits a Material Adverse Change but disputes the requested further assurances, shall tender such further assurances as it deems sufficient to ensure its continued ability to perform under the Agreements.

         v. If Lakes denies the Material Adverse Change or disputes that the requested further assurances are reasonably required to assure the Band of Lakes's continued ability to perform under the Agreements, those issues shall be submitted to arbitration. The arbitrator shall determine whether (A) a Material Adverse Change has occurred; (B) the requested further assurances are reasonably required to assure the Band of Lakes's continued ability to perform under the Agreements; and (C) if a Material Adverse Change has occurred but the requested further assurances are not reasonably required to so assure the Band, what further assurances must be provided by Lakes to reasonably assure the Band of Lakes's continued ability to perform under the Agreements. Any further assurances required under the arbitrator's award must be furnished by Lakes within thirty (30) days after entry of the award.



         vi. If Lakes admits the Material Adverse Change but does not furnish further assurances, or if Lakes does not timely provide further assurances pursuant to an arbitrator's award, the Band may terminate the Agreements by written notice to Lakes.

         vii. Lakes and the Band agree that the continuing ability of Lakes to make the payments and advances provided under this Agreement, and to ensure the Band can obtain the Loans to develop, construct, equip and operate the Facility provided in this Agreement, is an essential part of the consideration for which the Band bargained in entering into the Agreements.

Section 13.6. Termination on Buyout. This Agreement shall terminate i the Band exercises its option to buy out the Management Agreement in accordance with its terms.

Section 13.7. Involuntary Termination Due to Changes in Legal Requirements. It is the understanding and intention of the parties that the development, construction and operation of the Enterprise shall conform to and comply with all Legal Requirements.

         If during the term of this Agreement, the Enterprise or any material aspect of Gaming at the Gaming Site is determined by the Congress of the United States, Department of the Interior of the United States of America, the NIGC, or the judgment of a court of competent jurisdiction (after expiration of the time within which appeals must be filed or completion of appeals, if any) to be unlawful under federal law, the obligations of the parties hereto shall cease and the Agreements shall be of no further force and effect as of the date of such determination; subject, however, to the following provisions as to damages:

         i. If the date of such determination is prior to the Commencement Date, Lakes shall be entitled to damages to the same extent as provided in ss. 14.4 with regard to failure to obtain NIGC Approval.

         ii.  If the date of such determination is after the Commencement Date:

                   (A) The Band shall retain all fees and Monthly Payments
              previously paid or advanced to it pursuant to this Agreement, as well as all Tribal Distributions and Non-Gaming Lands, the Gaming Site and any other property transferred into trust;

                   (B) Any money loaned to the Band by or guaranteed by Lakes, or owed to Lakes as subrogee (to the extent Lakes has paid under such guarantees) shall be repaid to Lakes or its Affiliates in accordance with the Limited Recourse terms of the Lakes Note, the Transition Loan Note, the Non-Gaming Acquisition Line of Credit and this Agreement; and

                   (C) The Band shall retain its interest in the title (and any lease) to all Enterprise assets, including the Gaming Site and any fixtures, supplies and equipment, subject to the purchase money security interest in equipment securing the Equipment Loan, Lakes' security interest in the Dominion Account (until all obligations of the Band to Lakes secured by that account are paid in full), and any other liens granted in accordance with the Development Agreement.

Section 13.8. Repair or Replacement. If the Facility is damaged, destroyed or condemned so that continued development, construction or operation of Gaming cannot be or can no longer be continued at the Facility, the Facility shall at the Band's option be reconstructed if the insurance or condemnation proceeds, together with any other funds available to the Band, are sufficient to restore or replace the Facility to a condition at least comparable to that before the casualty occurred or such other condition as Lakes and the Band may agree. If the insurance proceeds, together with other funds available to the Band, are not sufficient to so restore or replace the

         Facility or are not used to repair the Facility, the Band shall, with the assistance of Lakes, adjust and settle any and all claims for such insurance proceeds or condemnation awards, and such proceeds or award and any undistributed Net Revenues pursuant to Article 5 of the Management Agreement shall be applied first, as to proceeds or awards relating to Furnishings and Equipment securing the Equipment Loan, to the amounts due under the Equipment Loan; second, to the amounts due under the Bank Development Loan; third, to any remaining balance under the Equipment Loan and to any other third party liabilities of the Enterprise; fourth, to the Lakes Development Loan; and fifth, to the Band. Any unpaid balance of the Lakes Development Loan, after application of such proceeds, shall be repaid as provided in ss. 14.4 on failure to obtain NIGC Approval.

13.9 Upon termination of this Agreement any claim of Lakes against the ---- Band, or of the Band against Lakes, shall be subject to their respective rights of recoupment and setoff, if any.


                                   ARTICLE 14
                     DISPUTE RESOLUTION; LIQUIDATED DAMAGES

Section 14.1. Band's Waiver of Sovereign Immunity and Consent to Suit The Band expressly waives its sovereign immunity from suit for the purpose of permitting or compelling arbitration as provided in this Article 14 and consents to be sued in the United States District Court for the District in which the Gaming Site is located (or, if the Gaming Site has not been designated, for the Western District of Michigan -- Southern Division), the United States Court of Appeals for the Sixth Circuit, and the United States Supreme Court for the purpose of compelling arbitration or enforcing any arbitration award or judgment arising out of this Agreement, the Management Agreement, the Lakes Note, the Transition Loan Note, the Non-Gaming Acquisition Line of Credit, the Control Agreement, the Security Agreement, any mortgages granted to Manager securing the Lakes Note or the Non-Gaming Land Acquisition Line of Credit, the Dominion Agreement or other obligations between the parties. If the United States District Court lacks jurisdiction, the Band consents to be sued in the Michigan State Court system for the same limited purpose. The Band waives any requirement of exhaustion of tribal remedies. Without in any way limiting the generality of the foregoing, the Band expressly authorizes any governmental authorities who have the right and duty under applicable law to take any action authorized or ordered by any such court, and to take such action, including without limitation, repossessing or foreclosing on any real property not in trust and or on equipment subject to a security interest or on the Dominion Account, or otherwise giving effect to any judgment entered; provided, however, that liability of the Band under any judgment shall always be Limited Recourse, and in no instance shall any enforcement of any kind whatsoever be allowed against any assets of the Band other than the limited assets of the Band specified in Section 14.3(i) below. The Band appoints the Chairman of the Pokagon Council and the Secretary of the Pokagon Council as its agents for service of all process under or relating to the Agreements. The Band agrees that service in hand or by certified mail, return receipt requested, shall be effective for all purposes under or relating to the Agreements if served on such agents.

Section 14.2. Arbitration. All disputes, controversies or claims arising out of or relating to this Agreement and the Lakes Note, the Transition Loan Note, the Non-Gaming Acquisition Line of Credit, the Control Agreement and the Security Agreement or other obligations between the parties shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect on the date demand for arbitration is made, and the Federal Arbitration Act. The parties agree that binding arbitration shall be the sole remedy as to all disputes arising out of this Agreement, except for disputes requiring injunctive or declaratory relief.

         (i) Choice of Law. In determining any matter the Arbitrator(s) shall apply the terms of this Agreement, without adding to, modifying or changing the terms in any respect, and shall apply Michigan law.

         (ii) Place of Hearing. All arbitration hearings shall be held at a place designated by the arbitrator(s) in Kalamazoo, Michigan or at such other place agreed to by the parties.

         (iii) Confidentiality. The parties and the arbitrator(s) shall maintain strict confidentiality with respect to the arbitration.

Section 14.3. Limitation of Actions. The Band's waiver of immunit from suit is specifically limited to the following actions and judicial remedies:

         (i) Damages. The enforcement of an award of money and/or damages by arbitration; provided that the award of any arbitrator and/or court must be Limited Recourse, and no arbitrator or court shall have authority or jurisdiction to order execution against any assets or revenues of the Band except (A) undistributed or future Net Revenues of the Enterprise; (B) as to the Equipment Loan, the Furnishings and Equipment securing that Loan; (C) as to the Transition Loan and the Non-Gaming Acquisition Line of Credit, if the Commencement Date does not occur, Subsequent Gaming Facility Revenues to the extent provide in this Agreement; (D) as to the Lakes Note and the Non-Gaming Acquisition Line of Credit, mortgages on the Gaming Site and Non-Gaming Lands prior to their transfer into trust; and (E) after the Commencement Date occurs, funds on deposit in the Dominion Account to the extent provided in ss. 9.2.1(x) of this Agreement and the Dominion Agreement, or in any other dominion agreement executed b the Band. In no instance shall any enforcement of any kind whatsoever be allowed against any assets of the Band other than the limited assets of the Band specified in this subsection.

         (ii) Consents and Approvals. The enforcement of a determination by an arbitrator that the Band's consent or approval has been unreasonably withheld contrary to the terms of this Agreement.

         (iii) Injunctive Relief and Specific Performance. The enforcement of a determination by an arbitrator that prohibits the Band from taking any action that would prevent Lakes from performing its obligations pursuant to the terms of this Agreement, or that requires the Band to specifically perform any obligation under this Agreement; provided, however, that any injunction against the Band shall be Limited Recourse; shall not mandate, preclude or affect payment of any funds of the Band other than undistributed or future Net Revenues of the Enterpris or funds in the Dominion Account; and shall not related to any asset of the Band other than the Facility.


         (iv) Action to Compel Arbitration. An action to compel arbitration pursuant to this Article 14.

Section 14.4. Damages on Termination for Failure to Obtain NIGC Approval. In the event of termination of this Agreement under ss.13.2 because NIGC Approval has not been obtained within five years after Ratification,
         (i) the Band shall be obligated to repay Lakes all amounts loaned by Lakes to the Band under or pursuant to this Agreement, but not fees, non-refundable payments and other payments not specifically designated as loans or advances under this Agreement; provided that such repayment shall be made only out of distributions to the Band from Subsequent Gaming Facility Revenues, and shall be paid in 60 equal monthly instalments of principal and interest beginning one month after opening of such a facility. To secure this obligation Lakes shall retain its mortgages, if any, on property of the Band not transferred into trust, and may foreclose such mortgages (subject to the arbitration provisions of this Article 14) if the Band fails to perform as provided in this subsection. Such payment and collateral shall be Lakes's sole remedy and recourse in the event of termination of this Agreement under ss.
         13.2. In no event shall Lakes have recourse in the event of such termination to (a) assets purchased by the Band with funds advanced by Lakes, except as collateral to the extent provided in this subsection;
         (b) assets of any other gaming facility owned or operated by the Band, other than Subsequent Gaming Facility Revenues; or (c) any other asset of the Band.

              Section 14.5. Liquidated Damages and Limitations on Remedies. The following liquidated damages and limitations on remedies apply under this Agreement, in addition to those provided elsewhere in this Agreement as to claims and remedies against the Band:

                  i. Liquidated Damages Payable by Lakes. In the event of a Lakes Event of Default prior to the Commencement Date, after such notice and right to cure as may be provided in this Agreement, Lakes shall: (A) forfeit to the Band all amounts in the Account as of the default; (B) pay the Band an amount equal to the sum of (x) the aggregate Monthly Payments payable under ss. 8.1(c) over the balance of the 5-year Term, as if the Agreements had not been terminated, and (y) the Accrued Expenses; (C) release all claims against the Band, including without limitation all amounts owed by the Band to Lakes under or related to the Agreements and all rights under the Agreements, and discharge all mortgage and security interests on assets of the Band; (D) transfer to the Band, at the Band's discretion and without payment of any consideration, any and all options and interests in real property in Michigan held by Lakes; and (E) deliver to the Band all documents and work product in the possession or control of Lakes or its agents related to the proposed Facility, the Gaming Site and the Non-Gaming Lands. Lakes agrees to execute and deliver such release, discharges and transfer instruments, and to deliver such work product and documents, at the time of payment of liquidated damages.

                  ii. Liquidated Damages Payable by the Band. In the event of a Band Event of Default prior to the Commencement Date, after such notice and right to cure as may be provided in this Agreement, the Band shall: (A) pay Lakes all amounts loaned by Lakes to the Band under this Agreement, but not fees, non-refundable payments and other payments not specifically designated as loans or advances under this Agreement, less the Band's right of offset, if any; such damages to be payable only out of Subsequent Gaming Facility Revenues on the same terms and with the same limitations on recourse as are provided in ss. 14.4 with regard to damages payable by the Band under that subsection; (B) release any interest in the funds in the Account, which shall be released to Lakes; and
                  (C) transfer to Lakes all options and land (other than land held in trust) acquired by the Band through funds advanced by Lakes (or, failing such transfer, Lakes may foreclose on any mortgages it holds on such options or land not held in trust); provided that the amount of any damages payable to Lakes shall be reduced by the amount paid for any options or land transferred by the Band to Lakes.

              Section 14.6. Lakes Continuing Obligations. Nothing in this Article shall affect or impair Lakes' continuing obligations under ss.ss. 10.4 (non-competition) and 15.13 (confidentiality) of this Agreement, which shall remain enforceable for the following terms, notwithstanding the termination of the Agreements and payment of liquidated or other damages: (i) as to ss.10.4, the greater of five years after execution of the Agreements or one year after termination; and (ii) as to ss. 15.13, the greater of five years after execution of the Agreements or two years after termination.

              Section 14.7. Termination of Exclusivity. Section 10.2 (Exclusivity in Michigan) of this Agreement shall terminate upon any termination of the Agreements, notwithstanding any breach of the Agreements by the Band.

              Section 14.8. Remedies. In consideration of the agreement to liquidated damages to the extent provided above, the Band and Lakes each waive the right to actual, consequential, exemplary or punitive damages to the extent that liquidated damages are applicable to a default, but shall retain the right to injunctive relief (i) prior to termination of the Agreements, to enforce rights and remedies thereunder, subject to the Limited Recourse provisions of this Agreement as to the Band and the Band's limited waiver of sovereign immunity; and (ii) after termination, to the extent that provisions of this Agreement specifically survive such termination, subject to such Limited Recourse provisions and limited waiver. The injured party shall, where liquidated damages are not applicable and damages or remedies are not otherwise specified, be entitled to such damages as it may be entitled to under applicable law, subject to such Limited Recourse provisions and limited waiver of the Band's sovereign immunity (which shall apply to all claims against the Band under or relating to the Agreements, in addition to all Loans).

              Section 14.9. Fees not Damages. In no event shall fees or other non-refundable payments or Tribal Distributions made by Lakes to Band constitute damages to Lakes or be repayable by the Band.


                                   ARTICLE 15
                                     GENERAL

              Section 15.1. Nature of Agreement. This Agreement is not intended as and shall not be construed as a "management agreement" within the meaning of the IGRA.

              Section 15.2. Lakes's Interest. Nothing contained herein grants or is intended (i) to grant Lakes a titled interest to the Facility, or
         (ii) in any way to impair the Band's sole proprietary interest in the Facility.

              Section 15.3. Situs of the Agreement. This Agreement, the Lakes Note, the Transition Note and the Non-Gaming Land Acquisition Line of Credit shall be deemed entered into in Michigan.

              Section 15.4. Notice. Any notice required to be given pursuant to this Agreement shall be delivered to the appropriate party by Certified Mail Return Receipt Requested or by overnight mail or courier service, to the following addresses:


              If to the Band:

              Pokagon Band of Potawatomi Indians
              53237 Townhall Road
              Dowagiac, MI 49047

              Attn: Chairman, Tribal Council

              with a copy to:

              Daniel Amory, Esq.
              Drummond Woodsum & MacMahon
              P.O. Box 9781
              Portland, ME 04104-5081

              and to:

              Robert Gips, Esq.
              Gips and Associates
              71 Myrtle Avenue, Suite 2000
              South Portland, ME 04106


              If to Lakes:

              Lakes Gaming, Inc.
              130 Cheshire Lane
              Minnetonka, MN 55305

              with a copy to:

              Douglas S. Twait, Esq.
              Johnson Hamilton Quigley Twait & Foley, PLC
              First National Bank Building
              Suite W1450
              332 Minnesota Street

              Saint Paul, MN 55101-1314

              and to:

              Brian J. Klein, Esq.
              Maslon Edelman Borman & Brand, LLP
              3300 Norwest Center
              90 South Seventh Street
              Minneapolis, MN 55402

         or to such other different address(es) as Lakes or the Band may specify in writing. Any such notice shall be deemed given three days following deposit in the United States mail, one day following delivery to a courier service or upon actual delivery or upon actual delivery, whichever first occurs.

              Section 15.5. Relationship. Lakes and the Band shall not be construed as joint venturers or partners of each other by reason of this Agreement and neither shall have the power to bind or obligate the other except as set forth in this Agreement.

              Section 15.6. Further Actions. The Band and Lakes agree to execute all contracts, agreements and documents and to take all actions reasonably necessary to comply with the provisions of this Agreement and the intent hereof.

              Section 15.7. Waivers. No failure or delay by Lakes or the Band to insist upon the strict performance of any covenant, agreement, term or condition of this Agreement, or to exercise any right or remedy consequent upon the breach thereof, shall constitute a waiver of any such breach or any subsequent breach of such covenant, agreement, term of condition. No covenant, agreement, term or condition of this Agreement and no breach thereof shall be waived, altered or modified except by written instrument. No waiver of any breach shall affect or alter this Agreement, but each and every covenant, agreement, term and condition of this Agreement shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

              Section 15.8. Captions. The captions of each article, section and subsection contained in this Agreement are for ease of reference only and shall not affect the interpretational meaning of this Agreement.

              Section 15.9. Third Party Beneficiary. This Agreement is exclusively for the benefit of the parties hereto and it may not be enforced by any party other than the parties to this Agreement and shall not give rise to liability to any third party other than the authorized successors and assigns of the parties hereto.

              Section 15.10. Survival of Covenants. Any covenant, term or provision of this Agreement which, in order to be effective, must survive the termination of this Agreement, shall survive any such termination.

              Section 15.11. Estoppel Certificate. Lakes and the Band agree to furnish to the other party, from time to time upon request, an estoppel certificate in such reasonable form as the requesting party may request stating whether there have been any defaults under this Agreement known to the party furnishing the estoppel certificate.

              Section 15.12. Periods of Time; Time of the Essence. Whenever any determination is to be made or action is to be taken on a date specified in this Agreement, if such date shall fall on a Saturday, Sunday or legal holiday under the laws of the Band or the State of Michigan, then in such event said date shall be extended to the next day which is not a Saturday, Sunday or legal holiday. Time is of the essence.

              Section 15.13. Confidential and Proprietary Information. Both parties agree that any information received concerning the other party during the performance of this Agreement, regarding the parties' organization, financial matters, marketing and development plans for the Enterprise, the Gaming Site, or other information of a proprietary nature (the "Confidential Information") will be treated by both parties in full confidence except for such public disclosure as may be required to allow Lakes and the Band to perform their respective covenants and obligations hereunder, or in response to legal process, and will not be revealed to any other persons, firms or organizations. This provision shall survive the termination of this Agreement as provided in ss.
         14.6. The obligations not to use or disclose the Confidential Information shall not apply to Confidential Information (a) which has been made previously available to the public by the Band or Lakes or becomes generally available to the public, unless the Confidential Information being made available to the public results in a breach of this Agreement; (b) which prior to disclosure to the Band or Lakes was already rightfully in any such persons' possession; (c) which is obtained by the Band or Lakes from a third party who is lawfully in possession of such Information, and not in violation of any contractual, legal or fiduciary obligation to the Band or Lakes, with respect to such Confidential Information and who does not require the Band or Lakes to refrain from disclosing such Confidential Information to others; or (d) by the Band, if such Information pertains to the Gaming Site or the Enterprise, in connection with the Band's development, construction and operation of a gaming facility after termination of the Agreements.

              Section 15.14. Government Savings Clause. Each of the parties agree to execute, deliver and, if necessary, record any and all additional instruments, certifications, amendments, modifications and other documents as may be required by the United States Department of the Interior, Bureau of Indian Affairs, the office of the field Solicitor, the NIGC, or any applicable statute, rule or regulation in order to effectuate, complete, perfect, continue or preserve the respective rights, obligations, liens and interests of the parties hereto to the fullest extent permitted by law; provided, that any such additional instrument, certification, amendment, modification or other document shall not materially change the respective rights, remedies or obligations of the Band or Lakes under this Agreement or any other agreement or document related hereto.

              Section 15.15. Successors and Assigns. The benefits and obligations of this Agreement shall inure to and be binding upon the parties hereto and their respective permitted successors and assigns.

              Section 15.16. Severability. If any provision, or any portion of any provision, of this Agreement is found to be invalid or unenforceable, such unenforceable provision, or unenforceable portion of such provision, shall be deemed severed from the remainder of this Agreement and shall not cause the invalidity or unenforceability of the remainder of this Agreement. If any provision, or any portion of any provision, of this Agreement is deemed invalid due to its scope or breadth, such provision shall be deemed valid to the extent of the scope or breadth permitted by law.

              Section 15.17. Entire Agreement. This Agreement (together with the Exhibits and Management Agreement of even date herewith) sets forth the entire agreement between the parties hereto with respect to the subject matter hereof. All agreements, covenants, representations, and warranties, express or implied, oral or written, of the parties with respect to the subject matter hereof are contained herein. No other agreements, covenants, representations, or warranties, express or implied, oral or written have been made by any party to the other with respect to the subject matter of this Agreement. All prior and contemporaneous conversations, discussions, negotiations, possible and alleged agreements and representations, covenants and warranties with respect to the subject matter hereof, including without limitation the Term Sheet agreed to by the parties dated June 18, 1999, are waived, merged herein and superseded hereby. Each party affirmatively represents that no promises have been made to that party which are not contained in this Agreement, the Management Agreement, and the Exhibits, and stipulates that no evidence of any promises not contained in this Agreement, the Management Agreement, and the Exhibits, shall be admitted into evidence on their behalf. This Agreement shall not be supplemented, amended or modified by any course of dealing, course of performance or uses of trade and may only be amended or modified by a written instrument duly executed by officers of both parties.

              Section 15.18. Consents.

                  a. Band. Where approval or consent or other action of the Band is required, such approval shall mean the written approval of the Pokagon Council evidenced by a resolution thereof, certified by a Band official as having been duly adopted, or such other person or entity designated by resolution of the Pokagon Council. Any such approval, consent or action shall not be unreasonably withheld or delayed; provided that the foregoing does not apply where a specific provision of this Agreement allows the Band an absolute or unilateral right to deny approval or consent or withhold action.

                  b. Manager. Where approval or consent or other action of Manager is required, such approval shall mean the written approval of the Managing Officer. Any such approval, consent or other action shall not be unreasonably withheld or delayed.

                  c. Business Board. Where approval or consent or other action of the Business Board is required, any such approval, consent or other action shall not be unreasonably delayed.

              Section 15.19. Ratification. The Agreements are effective upon their execution by the parties, but the continued rights and obligations of the parties hereunder are contingent upon Ratification of the Agreements. If Ratification does not occur, the Agreements and all related documents shall be of no force and effect; the Band shall retain all non-refundable payments made under these Agreements; and the Control Agreement shall be discharged, and all property in the Account shall be released to Lakes.









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


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


The Pokagon Band of Potawatomi                            Great Lakes Gaming of
        Michigan, LLC
Indians


By:
   -----------------------------------
                By:
                   ----------------------------------
Its Council Chairman                        Its:




Its Secretary